PERRIGO COMPANY PLC RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE-BASED) (Under the Perrigo Company plc 2026 Long-Term Incentive Plan) TO: Participant Name RE: Notice of Restricted Stock Unit Award (Performance-Based) This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2026 Long-Term Incentive Plan (the “Plan”), effective as of Grant Date (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (including any special terms and conditions set forth in any appendix for your country (“Appendix”) (collectively, the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan. SECTION 1 Restricted Stock Units – Performance-Based Vesting 1.1 Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants to you Number of Awards Granted performance- based restricted stock units (“PSUs”). The number of PSUs awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each PSU shall entitle you to one ordinary share of the Company, nominal value €0.001 per share (“Ordinary Share”) on the PSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied. 1.2 Vesting. The number of PSUs awarded in Section 1.1 vesting, if any, shall be determined as of the PSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee. The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals for each fiscal year will be provided to you. Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect the attained performance between Threshold and Target, and Target and Maximum.

2 At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PSUs that will vest and be payable on the PSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PSUs will vest on the PSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period. Except as provided in Section 1.4, the PSUs will be permanently forfeited if your Termination Date occurs prior to the PSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PSUs that have not previously been forfeited shall be forfeited as of the PSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PSUs vesting exceed 200% of the Target Award. 1.3 Definitions. The following terms shall have the following meanings under this Section 1. (a) “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout. (b) “Performance Measure” for any fiscal year means one or more financial measures, as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non- recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction. (c) “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the 3-year period. (d) “PSU Vesting Date” means the last day of the Performance Period. (e) “Separation for Good Reason” means your voluntary resignation from the Company and the existence of one or more of the following conditions that arose without your consent: (i) a material change in the geographic location at which you are required to perform services, such that your commute between home and your primary job site increases by more than 30 miles, or (ii) a material diminution in your authority, duties or responsibilities or a material diminution in your base compensation or incentive compensation opportunities; provided, however, that a voluntary resignation from the Company shall not be considered a Separation for Good Reason unless you provide the Company with notice, in writing, of your

3 voluntary resignation and the existence of the condition(s) giving rise to the separation within 90 days of its initial existence. The Company will then have 30 days to remedy the condition, in which case you will not be deemed to have incurred a Separation for Good Reason. In the event the Company fails to cure the condition within the 30 day period, your Termination Date shall occur on the 31st day following the Company’s receipt of such written notice. (f) “Termination without Cause” means the involuntary termination of your employment or contractual relationship by the Company without Cause, including, but not limited to, (i) a termination effective when you exhaust a leave of absence during, or at the end of, a notice period under the Worker Adjustment and Retraining Notification Act (“WARN”), and (ii) a situation where you are on an approved leave of absence during which your position is protected under applicable law (e.g., a leave under the Family Medical Leave Act), you return from such leave, and you cannot be placed in employment or other form of contractual relationship with the Company. 1.4 Special Vesting Rules. Notwithstanding Section 1.2 above or anything to the contrary in the Plan, if your Termination Date occurs by reason of a Termination without Cause or a Separation for Good Reason on or after a Change in Control (as defined in the Plan and as such definition may be amended hereafter) and prior to the two (2) year anniversary of the Change in Control, all of the PSUs awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if the greater of Target and actual achievement of performance had been obtained for the Performance Period; provided that, for those PSUs for which the Performance Period has ended, the PSUs shall be payable based on actual performance. If your Termination Date occurs because of death, Disability, or Retirement, the PSUs shall vest or be forfeited as of the PSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals. If your Termination Date occurs in the 24-month period preceding the PSU Vesting Date because of an Involuntary Termination for Economic Reasons, all of the PSUs awarded hereunder shall vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals; provided, however, that if your Termination Date occurs for a reason that is both described in this sentence and in the first sentence of this Section 1.4, the special vesting rules described in the first sentence of this Section 1.4 shall apply in lieu of the vesting rules described in this sentence. 1.5 Settlement of PSUs. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period (or, if earlier, the date on which the PSUs become vested pursuant to the special vesting rules described in Section 1.4), the Company shall transfer to you one Ordinary Share for each PSU, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company in its discretion may settle PSUs in cash, based on the fair market value of the shares on the vesting date. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. PSUs are not eligible for dividend equivalents. SECTION 2

4 General Terms and Conditions 2.1 Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. 2.2 No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Ordinary Shares subject to the PSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares. 2.3 Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately. 2.4 Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply. 2.5 Adjustments in Event of Change in Ordinary Shares. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you. 2.6 Acknowledgment. The Company and you agree that the PSUs are granted under and governed by the Notice of Grant, this Agreement (including the Appendix, if applicable) and by the provisions of the Plan (incorporated herein by reference). You: (i) acknowledge receipt of a copy of each of the foregoing documents, (ii) represent that you have carefully read and are familiar with their provisions, and (iii) hereby accept the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant. 2.7 Taxes and Withholding. (a) Withholding (Only Applicable to Individuals Subject to U.S. Tax Laws). This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the

5 Company shall have the unilateral right to withhold Ordinary Shares relating to this Award in the amount it determines is sufficient to satisfy the tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. In no event may the number of shares withheld exceed the number necessary to satisfy the maximum Federal, state and local income and employment tax withholding requirements. You may elect to surrender previously acquired Ordinary Shares or to have the Company withhold Ordinary Shares relating to this Award in an amount sufficient to satisfy all or a portion of the tax withholding required by law. (b) Responsibility for Taxes (Only Applicable to Individuals Subject to Tax Laws Outside the U.S.). Regardless of any action the Company or, if different, the Affiliate employing or retaining you takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company or the Affiliate employing or retaining you. You further acknowledge that the Company and/or the Affiliate employing or retaining you (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Ordinary Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to tax in more than one jurisdiction between the PSU Grant Date and the date of any relevant taxable event, as applicable, you acknowledge that the Company and/or the Affiliate employing or retaining you (or formerly employing or retaining you, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (1) Prior to any relevant taxable or tax withholding event, as applicable, you will pay or make adequate arrangements satisfactory to the Company and/or the Affiliate employing or retaining you to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Affiliate employing or retaining you, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (A) withholding from your wages or other cash compensation paid to you by the Company and/or the Affiliate employing or retaining you; or (B) withholding from proceeds of the sale of Ordinary Shares acquired upon settlement of the PSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); or (C) withholding in Ordinary Shares to be issued upon settlement of the PSUs. (2) To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding

6 amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Ordinary Shares, for tax purposes, you are deemed to have been issued the full number of Ordinary Shares subject to the vested PSUs, notwithstanding that a number of the Ordinary Shares are held back solely for the purpose of paying the Tax-Related Items. (3) Finally, you shall pay to the Company or the Affiliate employing or retaining you any amount of Tax-Related Items that the Company or the Affiliate employing or retaining you may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Ordinary Shares or the proceeds of the sale of Ordinary Shares, if you fail to comply with your obligations in connection with the Tax-Related Items. 2.8 Compliance with Applicable Law. The issuance of Ordinary Shares will be subject to and conditioned upon compliance by the Company and you, including any written representations, warranties and agreements as the Administrator may request of you for compliance with all (i) applicable U.S. state and federal laws and regulations, (ii) applicable laws of the country where you reside pertaining to the issuance or sale of Ordinary Shares, and (iii) applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Ordinary Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity. 2.9 Short Term Deferral (Only Applicable to Individuals Subject to U.S. Federal Tax Laws). PSUs payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, PSUs will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the vesting date occurs, or (ii) the end of the fiscal year of the Company in which the vesting date occurs. 2.10 Data Privacy. (a) U.S. Data Privacy Rules (Only Applicable if this Award is Subject to U.S. Data Privacy Laws). By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Personal Data”), (c) understand that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any

7 data privacy rights you may have with respect to the data, and (e) authorize the Company, its Affiliates and its agents, to store and transmit such information in electronic form. (b) Non-U.S. Data Privacy Rules (Only Applicable if this Award is Subject to Data Privacy Laws Outside of the U.S.) (1) By entering into this Agreement and accepting this Award, you hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other PSU grant materials by and among, as applicable, the Affiliate employing or retaining you, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. (2) You understand that the Company and the Affiliate employing or retaining you may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Ordinary Shares or directorships held in the Company, details of all PSUs or any other entitlement to Ordinary Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”). (3) You understand that Data will be transferred to legal counsel or a broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country of residence. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local or Company human resources representative. You authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local or Company human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local or Company human resources representative. 2.11 Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

8 2.12 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable Code provisions to the maximum extent possible and otherwise by the laws of the State of Michigan without regard to principals of conflict of laws, provided that if you are a foreign national or employed outside the United States, this Agreement shall be governed by and construed and enforced in accordance with applicable foreign law to the extent that such law differs from the Code and Michigan law. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof. 2.13 Forfeiture of PSUs. (a) For Section 16 Officers. If you are or were designated as an officer of the Company in accordance with Rule 16a-1(f) of the Exchange Act (“Section 16 Officer”), any PSUs and Ordinary Shares acquired under this Agreement, and any gains or profits on the sale of such Ordinary Shares, shall be subject to the Compensation Recovery Policy of Perrigo or any other “clawback” or recoupment policy now in effect or later adopted by the Company. (b) For All Other Employees. If you are not a Section 16 Officer, if the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, and the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any PSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding PSUs that have not yet been settled shall be immediately forfeited. In addition, Ordinary Shares acquired under this Agreement, and any gains or profits on the sale of such Ordinary Shares, shall be subject to any “clawback” or recoupment policy now in effect or later adopted by the Company. 2.14 Special Rules for Non-U.S. Grantees (Only Applicable if You Reside Outside of the U.S.) (a) Nature of Grant. In accepting the grant, you acknowledge, understand and agree that: (1) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, except as otherwise provided in the Plan. (2) the grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of the PSUs, even if PSUs have been granted repeatedly in the past; (3) all decisions with respect to future PSU grants, if any, will be at the sole discretion of the Company;

9 (4) you are voluntarily participating in the Plan; (5) the PSUs and the Ordinary Shares subject to the PSUs are an extraordinary item and which is outside the scope of your employment or service contract, if any; (6) the PSUs and the Ordinary Shares subject to the PSUs are not intended to replace any pension rights or compensation; (7) the PSUs and the Ordinary Shares subject to the PSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Affiliate employing or retaining you or any other Affiliate; (8) the grant and your participation in the Plan will not be interpreted to form an employment or service contract with the Company or any Affiliate; (9) the future value of the underlying Ordinary Shares is unknown, indeterminable and cannot be predicted with certainty; (10) no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs resulting from your Termination Date (for any reason whatsoever, whether or not later found to be invalid and whether or not in breach of employment laws in the jurisdiction where you are employed or rendering services, or the terms of your employment agreement, if any), and in consideration of the grant of the PSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or the Affiliate employing or retaining you, waive your ability, if any, to bring any such claim, and release the Company and the Affiliate employing or retaining you from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (11) you acknowledge and agree that neither the Company, the Affiliate employing or retaining you nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between the currency of the country in which you reside and the United States Dollar that may affect the value of the PSUs or of any amounts due to you pursuant to the settlement of the PSUs or the subsequent sale of any Ordinary Shares acquired upon settlement. (b) Appendix. Notwithstanding any provisions in this Agreement, the PSU grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan. If you relocate to the United States, the special terms and conditions in the Appendix will apply, or cease to apply, to you, to the extent the Company determines that the application or otherwise of

10 such provisions is necessary or advisable in order to facilitate the administration of the Plan. The Appendix constitutes part of this Agreement. (c) Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the PSUs and on any Ordinary Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with laws of the country where you reside or to facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 2.15 Noncompetition and Nonsolicitation. (a) Noncompetition. During your employment with the Company and its Affiliates and for a twelve (12) month period following your Termination Date (the “Restricted Period”), you shall not (i) directly or indirectly, without the prior written consent of the Company, engage in or invest as an owner, partner, stockholder, licensor, director, officer, agent or consultant for any Person that conducts a business that is in competition with a business conducted by the Company or any of its Affiliates anywhere in the world; or (ii) accept employment or an engagement for the provision of services in any capacity, including as an employee, director, consultant or advisor, directly or indirectly, with any Person that conducts a business that is in competition with a business conducted by the Company or any of its Affiliates anywhere in the world except where prohibited by local law. For purposes hereof, conducting a business that is in competition with a business conducted by the Company or any of its Affiliates shall include the sale, manufacture, distribution or research and development of any product or service that is similar to a product or service sold, distributed, marketed or being researched or developed (including through a joint venture or investment in another entity) by the Company or any of its Affiliates, including store brand and value brand OTC drug or nutritional products, extended topical generic prescription pharmaceutical products, infant nutrition products, oral care products, and any other product or products that the Company or an Affiliate is marketing or actively planning to market during your employment with the Company and during the oneyear period following your Termination Date. If there is a completed sale, transfer or other disposition of the Perrigo Prescription Pharmaceutical business during the Restricted Period, this Section 2.15(a) will not apply to the Perrigo Prescription Pharmaceutical business. Notwithstanding the foregoing, nothing in this provision shall prevent you from passively owning two percent (2%) or less of the outstanding securities of any class of any company listed on a national securities exchange or quoted on an automated quotation system. You may make a written request in writing to the CHRO of the Company for an exception to this Section 2.15(a) and such exception will not be unreasonably withheld. (b) Nonsolicitation of Service Providers. During your employment with the Company and its Affiliates and for the duration of the Restricted Period, you shall not, directly or indirectly, without the prior written consent of the Company, (i) actively solicit, recruit or hire any Person who is at such time, or who at any time during the 12month period prior to such solicitation or hiring had been, an employee or consultant of the Company or any of its Affiliates, (ii) solicit or encourage any employee of the Company or any of its Affiliates to leave

11 the employment of the Company or any of its Affiliates or (iii) interfere with the relationship of the Company or any of its Affiliates with any Person or entity who or that is employed by or otherwise engaged to perform services for the Company or any of its Affiliates except where prohibited by local law. (c) Nonsolicitation of Clients. During your employment with the Company and its Affiliates and for the duration of the Restricted Period, you shall not, directly or indirectly, alone or in association with any other Person, without the prior written consent of the Company, (i) induce or attempt to induce any client, customer (whether former or current), supplier, licensee, franchisee, joint venture partner or other business relation of the Company or any of its Affiliates (collectively, “Clients”) to cease doing business with the Company or any such Affiliate, (ii) divert all or any portion of a Client’s business with the Company to any competitor of the Company or any such Affiliate, or (iii) in any way interfere with the relationship between any Client, on the one hand, and the Company or any such Affiliate, on the other hand except where prohibited by local law. (d) Remedies and Injunctive Relief. You acknowledge that a violation by you of any of the covenants contained in this Section 2.15 would cause irreparable damage to the Company and its Affiliates in an amount that would be material but not readily ascertainable, and that any remedy at law (including the payment of damages) would be inadequate. Accordingly, you agree that, notwithstanding any provision of this Agreement to the contrary, in addition to any other damages it is able to show, the Company and its Affiliates shall be entitled (without the necessity of showing economic loss or other actual damage) to injunctive relief (including temporary restraining orders, preliminary injunctions and permanent injunctions), without posting a bond, in any court of competent jurisdiction for any actual or threatened breach of any of the covenants set forth in this Section 2.15 in addition to any other legal or equitable remedies it may have. In addition, in the event of your Willful Restrictive Covenant Breach (as defined in this Section 2.15), (i) all of your rights under this Agreement, whether or not vested, shall terminate immediately, and (ii) any Shares, cash or other property paid or delivered to you pursuant to this Agreement shall be forfeited and you shall be required to repay such Shares, cash or other property to the Company, no later than thirty (30) calendar days after the Company makes demand to you for repayment. For purposes of this Agreement, “Willful Restrictive Covenant Breach” means your material breach of any of the covenants set forth in this Section 2.15 which you knew, or with due inquiry, should have known, would constitute such a material breach. The preceding sentences of this Section 2.15 shall not be construed as a waiver of the rights that the Company and its Affiliates may have for damages under this Agreement or otherwise, and all such rights shall be unrestricted. The Restricted Period shall be tolled during (and shall be deemed automatically extended by) any period during which you are in violation of the provisions of Section 2.15(a), (b) or (c), as applicable. In the event that a court of competent jurisdiction determines that any provision of this Section 2.15 is invalid or more restrictive than permitted under the governing law of such jurisdiction, then, only as to enforcement of this Section 2.15 within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law. (e) Acknowledgments.

12 (1) You acknowledge that the Company and its Affiliates have expended and will continue to expend substantial amounts of time, money and effort to develop business strategies, employee, customer and other relationships and goodwill to build an effective organization. You acknowledge that the Company and its Affiliates have a legitimate business interest in and right to protect its goodwill and employee, customer and other relationships, and that the Company and its Affiliates could be seriously damaged by the loss or deterioration of its employee, customer and other relationships. You further acknowledge that the Company and its Affiliates are entitled to protect and preserve the going concern value of the Company and its Affiliates to the extent permitted by law. (2) In light of the foregoing acknowledgments, you agree that the covenants contained in this Agreement are reasonable and properly required for the adequate protection of the businesses and goodwill of the Company and its Affiliates. You further acknowledge that, although your compliance with the covenants contained in this Agreement may prevent you from earning a livelihood in a business similar to the business of the Company and its Affiliates, your experience and capabilities are such that you have other opportunities to earn a livelihood and adequate means of support for you and your dependents. (3) In light of the acknowledgements contained in this Section 2.15, you agree not to challenge or contest the reasonableness, validity or enforceability of any limitations on, and obligations of, you contained in this Section 2.15. **** We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award. Very truly yours, /s/ Patrick Lockwood-Taylor Patrick Lockwood-Taylor Chief Executive Officer and President

13 PERRIGO COMPANY PLC ACCORD RELATIF À L’ATTRIBUTION D’UNITÉS D’ACTION AVEC RESTRICTIONS (RÉMUNÉRATION FONDÉE SUR LES PERFORMANCES) (Dans le cadre du Plan d’incitation à long terme 2026 de Perrigo Company plc) À : Participant Name OBJET : Avis d’attribution d’unités d’action avec restrictions (rémunération fondée sur les performances) Les présentes visent à vous informer que Perrigo Company plc (la « Société ») vous a octroyé une Prime dans le cadre du Plan d’incitation à long terme 2026 de Perrigo Company plc (le « Plan »), avec prise d’effet à la Grant Date (la « Date d’octroi »). Cette Prime est constituée d’unités d’action avec restrictions sur la base des performances. Les conditions de cette incitation sont exposées dans le reste du présent accord, dénommé collectivement l’« Accord » (y compris toutes les conditions particulières stipulées dans les appendices applicables à votre pays [l’« Appendice »]). Les termes commençant par une lettre majuscule utilisés dans le présent Accord et qui n’y sont pas définis ont le sens qui leur est attribué en vertu du Plan. SECTION 1 Unités d’action avec restrictions — Dévolution sur la base des performances 1.1 Octroi. À compter de la Date d’octroi et sous réserve des conditions du présent Accord et du Plan, la Société vous octroie Number of Awards Granted unités d’action avec restrictions sur la base des performances (« UARP »). Le nombre d’UARP attribuées dans la présente section 1.1. est appelé la « Prime cible ». La Prime cible peut être augmentée ou réduite en fonction du niveau d’atteinte des Objectifs de performance relatifs aux Mesures de performances décrites à la section 1.2. Chaque UARP vous donne droit à une action ordinaire de la Société d’une valeur nominale de 0,001 € par action (« Action ordinaire ») à la Date de dévolution des UARP stipulée à la section 1.2, pour autant que les Objectifs de performance de chaque Mesure de performance aient été remplis. 1.2 Dévolution. Le nombre d’UARP attribuées à la section 1.1, le cas échéant, sera déterminé à compter de la Date de dévolution des UARP. Ce nombre sera déterminé sur la base du niveau d’atteinte moyen de la ou des Mesures de performance annuelles de chaque exercice de la Période de performance, conformément au programme fixé par le Comité au moment où il établit les Mesures de performance et les Objectifs de performance applicables.

14 Sur une base annuelle, le Comité établit une ou plusieurs Mesures de performance et, pour chacune d’entre elles, les Objectifs de performance à atteindre pour les performances Seuil, Cible et Maximum d’un exercice. La Mesure de performance et les Objectifs de performance de chaque exercice vous seront communiqués. Au terme de chaque exercice de la Période de performance, le Comité détermine le pourcentage des UARP de la Prime Cible payables pour l’exercice concerné sur la base de l’atteinte des Objectifs de performance de chaque Mesure de performance établie par le Comité. Le pourcentage de la Prime cible payable en vertu du programme est ajusté au pro rata pour correspondre aux performances atteintes entre le Seuil et la Cible ainsi qu’entre la Cible et le Maximum. Une moyenne du pourcentage de paiement relatif à chaque exercice de la Période de performance est établie au terme de cette dernière pour déterminer le pourcentage réel d’UARP de la Prime cible qui sera dévolu et versé à la Date de dévolution des UARP. En aucun cas le calcul d’un pourcentage de paiement positif, pour quelque exercice que ce soit, ne peut être interprété comme une garantie de dévolution d’UARP à la Date de dévolution. Les pourcentages de paiement relatifs aux exercices individuels sont établis uniquement aux fins de la détermination du pourcentage de paiement annuel moyen de la Période de performance d’une durée de trois ans. Sous réserve des cas prévus à la section 1.4, les UARP sont définitivement déchues si votre Date de cessation d’emploi survient avant la Date de dévolution des UARP. Si le pourcentage de paiement annuel moyen de la Période de performance est inférieur au niveau Seuil fixé par le Comité, l’ensemble des UARP qui n’ont pas été déchues jusqu’alors le deviennent à compter de la Date de dévolution des UARP. Si le pourcentage de paiement annuel moyen de la Période de performance est supérieur au niveau Maximum établi par le Comité, en aucun cas le nombre d’UARP dévolues ne peut dépasser 200 % de la Prime cible. 1.3 Définitions. Dans le cadre de la présente section 1, les termes ci-après ont la signification suivante. (a) Par « Objectif de performance », on entend le niveau de la Mesure de performance correspondante qui doit être atteint (Seuil, Cible et Maximum) pour un exercice donné. (b) Par « Mesure de performance », on entend, pour tout exercice, une ou plusieurs mesures financières déterminées par le Comité. Ce dernier communique les modalités d’ajustement de la Mesure de performance, s’il y a lieu, en cas d’événements ou de circonstances extraordinaires, qu’il lui appartient de déterminer, ou en vue d’exclure les effets d’éléments extraordinaires, inhabituels ou non récurrents résultant de modifications de la législation, des réglementations ou des principes comptables applicables, de variations de change, d’opérations abandonnées, d’éléments non monétaires tels qu’amortissements, dépréciations ou réserves, de perte de valeur des actifs ou de toute recapitalisation, restructuration, réorganisation, fusion, acquisition, cession, consolidation, essaimage, scission, regroupement, liquidation, dissolution, vente d’actifs ou autres transactions commerciales similaires.

15 (c) Par « Période de performance », on entend une période de trois exercices consécutifs de la Société débutant le premier jour du premier exercice au cours duquel survient la Date d’octroi et se terminant le dernier jour du troisième exercice. (d) Par « Date de dévolution des UARP », on entend le dernier jour de la Période de performance. (e) Par « Départ pour motifs justifiés », on entend votre démission volontaire de la Société et l’existence d’une ou de plusieurs des conditions suivantes, survenues sans votre consentement : (i) une modification importante de l’emplacement géographique où vous êtes tenu de fournir les services, de sorte que le trajet entre votre domicile et votre lieu de travail principal est allongé de plus de 50 km ou (ii) une réduction importante de votre autorité, de vos fonctions ou de vos responsabilités ou une baisse considérable de votre rémunération de base ou de vos possibilités de rémunération incitatives, étant toutefois entendu qu’une démission volontaire de la Société n’est pas considérée comme un Départ pour motifs justifiés tant que vous ne signifiez pas à la Société, par écrit, ladite démission et l’existence de la ou des conditions donnant lieu à la cessation d’emploi dans un délai de 90 jours après le moment où elles surviennent pour la première fois. La Société dispose ensuite de 30 jours pour remédier à la situation, auquel cas il ne sera pas considéré que vous avez subi un Départ pour motifs justifiés. Si la Société n’est pas en mesure de remédier à la situation dans ce délai de 30 jours, votre Date de cessation d’emploi intervient le 31e jour suivant la réception de votre avis écrit par la Société. (f) Par « Licenciement sans motif valable », on entend la cessation involontaire et sans motif de votre emploi ou de la relation contractuelle qui vous lie à la Société, notamment, de manière non limitative, (i) un licenciement intervenant lorsque vous épuisez un congé durant ou au terme d’une période de préavis en vertu du Worker Adjustment and Retraining Notification Act (« WARN ») et (ii) une situation dans laquelle vous bénéficiez d’un congé autorisé durant lequel votre poste est protégé en vertu de la loi applicable (par exemple le Family Medical Leave Act) et, à votre retour de congé, vous ne pouvez pas être employé ou conclure une autre forme de relation contractuelle avec la Société. 1.4 Règles de dévolution particulières. Nonobstant la Section 1.2 ci-dessus, si votre Date de cessation d’emploi survient en raison d’un Licenciement sans motif valable ou d’un Départ pour motifs justifiés au moment ou à la suite d’un Changement de contrôle (défini dans le Plan, cette définition pouvant être modifiée par la suite) et avant le deuxième (2e) anniversaire du Changement de contrôle, toutes les UARP attribuées en vertu de la Section 1.1 qui n’ont pas été déchues jusqu’alors sont intégralement dévolues, comme si la performance Cible avait été atteinte pour la Période de performance applicable lors de votre Date de cessation d’emploi. Si votre Date de cessation d’emploi survient à la suite d’un décès, d’un Handicap ou d’un Départ à la retraite, les UARP sont dévolues ou déchues à compter de la Date de dévolution des UARP établie à la section 1.2, sur la base de la réalisation des objectifs de performance. Si votre Date de cessation d’emploi survient dans les 24 mois précédant la Date de dévolution des UARP en raison d’un Licenciement involontaire pour motifs économiques, toutes les UARP attribuées en vertu des présentes sont dévolues ou déchues à la date arrêtée à la section 1.2, en fonction de l’atteinte des Objectifs de performance ; toutefois, si votre Date de cessation d’emploi survient pour un motif décrit aussi bien dans la présente phrase que dans la première phrase de la présente

16 section 1.4, les règles de dévolution particulières décrites à la première phrase de la présente section 1.4 s’appliquent au lieu de celles décrites dans la présente phrase. 1.5 Règlement des UARP. Le plus tôt possible après la date de la première réunion régulière du Comité, après le dernier jour de la Période de performance au cours duquel le Comité certifie le paiement moyen pour chacune des trois années de la Période de performance (ou, si cette date est antérieure, la date à laquelle les UARP sont dévolues en vertu des règles de dévolution particulières énoncées à la section 1.4), la Société vous cède une Action ordinaire pour chaque UARP, le cas échéant, qui est alors dévolue en vertu de la section 1.2. ou 1.4 du présent Accord (la date du transfert étant dénommée la « date de règlement » aux fins du présent Accord), étant toutefois entendu que la Société peut, à sa discrétion, régler les UARP en espèces sur la base de la juste valeur de marché des actions à la Date de dévolution. Aucune action fractionnaire ne peut être cédée. Toute action fractionnaire est arrondie au nombre d’actions entier le plus proche. Les recettes attribuables à la dévolution des UARP et le montant de toute retenue fiscale seront déterminés sur la base de la valeur des actions à la date du règlement. Les UARP ne sont pas admissibles au titre d’équivalents de dividendes. SECTION 2 Conditions générales 2.1 Incessibilité. La Prime qui fait l’objet du présent Accord ne peut être cédée par d’autres voies que par testament ou en vertu du droit successoral. 2.2 Absence de droits d’actionnaire. Vous ne détenez aucun droit en tant qu’actionnaire relatif aux Actions ordinaires soumises aux UARP attribuées en vertu du présent Accord avant la date d’émission, à votre bénéfice, d’un ou de plusieurs certificats concernant les actions en question. 2.3 Licenciement justifié. Si votre Date de cessation d’emploi survient pour des motifs justifiés, l’ensemble de vos droits découlant du présent Accord, acquis ou non, prennent fin immédiatement. 2.4 Soumission de la Prime au Plan. L’octroi de la Prime en vertu du présent Accord est organisé conformément au Plan et la Prime est payable uniquement conformément aux conditions de celui-ci qui sont en vigueur. Le Plan comporte certaines définitions, restrictions, limitations et d’autres conditions qui s’appliquent toutes au présent Accord. L’ENSEMBLE DES DISPOSITIONS DU PLAN SONT INTÉGRÉES AUX PRÉSENTES PAR RENVOI ET FONT PARTIE INTÉGRANTE DU PRÉSENT ACCORD COMME SI CHACUNE D’ENTRE ELLES Y FIGURAIT EXPLICITEMENT. Si le Plan devient nul ou inexécutoire en vertu d’une loi ou d’une décision judiciaire, le présent Accord devient nul et sans effet. Rien de ce qui est énoncé dans le présent Accord ne vise à restreindre ou à exclure toute définition, restriction, limitation ou autre condition du Plan susceptible d’être pertinente à l’égard du présent Accord et spécifiquement appliquée à ce dernier par le Comité, et aucune de ses dispositions ne saurait être interprétée en ce sens. En cas de conflit entre les dispositions du présent Accord et le Plan, la règle d’interprétation considère que les conditions du Plan priment et, partant, s’appliquent.

17 2.5 Ajustements en cas de Changement relatif aux Actions ordinaires. En cas de fractionnement des actions, de dividendes en actions, de recapitalisation, de reclassement ou de regroupement d’actions, de fusion, de vente d’actifs ou d’événements similaires, le nombre et le type d’actions qui constituent la Prime en vertu du présent Accord seront ajustés de manière appropriée et équitable pour éviter la dilution ou la majoration des droits qui vous sont octroyés ou reconnus. 2.6 Accusé de réception. La Société et vous-même convenez que les UARP sont attribuées et régies par l’Avis d’octroi, le présent Accord (y compris son éventuel Appendice) et les dispositions du Plan (intégrées aux présentes par renvoi). Vous (i) accusez réception d’un exemplaire de chacun des documents susmentionnés, (ii) déclarez les avoir lus attentivement et en comprendre les dispositions et (iii) acceptez par les présentes les UARP soumises à l’ensemble des conditions énoncées dans les présentes et à celles stipulées dans le Plan et l’Avis d’octroi. 2.7 Impôts et retenues. (a) Retenues (applicable uniquement aux individus soumis à la législation fiscale des États-Unis). La présente Prime est soumise à la retenue de l’ensemble des impôts applicables. La Société est en droit de retenir ou de vous autoriser à lui verser tous impôts de l’État fédéral, des États fédérés ou des autorités locales applicables à la prime, à sa dévolution ou à tout autre événement entraînant une obligation fiscale relativement à la présente Prime. Si vous n’avez pas versé l’intégralité du montant correspondant aux retenues d’impôt applicables à la Société à la date où cette dernière est tenue de s’en acquitter auprès des autorités fiscales concernées (ou à une date antérieure spécifiée par la Société en vue de lui permettre de respecter ses obligations à temps), la Société est en droit, unilatéralement, de retenir de la présente Prime le nombre d’Actions ordinaires qu’elle estime suffisant pour respecter les retenues fiscales imposées par la loi. Les impôts des États fédérés font l’objet d’une retenue au taux applicable fixé par l’État dans lequel vous êtes employé par la Société ou dans lequel vous avez travaillé pour cette dernière en dernier lieu. En aucun cas le nombre d’actions retenues ne peut être supérieur au nombre nécessaire au respect des exigences relatives aux retenues d’impôts sur le revenu et sur le travail de l’État fédéral, des États fédérés ou des autorités locales. Vous pouvez décider de céder des Actions ordinaires acquises par le passé ou de demander à la Société de retenir des Actions ordinaires relatives à la présente Prime dans un montant suffisant à respecter tout ou partie des retenues fiscales imposées par la loi. (b) Responsabilité fiscale (applicable uniquement aux individus soumis aux législations fiscales hors États-Unis). Indépendamment de toute action entreprise par la Société ou la Filiale qui vous emploie ou a recours à vos services concernant l’impôt sur le revenu, la sécurité sociale, l’impôt sur les salaires, les acomptes versés ou tout autre élément fiscal relatif à votre participation au Plan qui s’appliquent à vous en vertu de la loi (les « Éléments fiscaux »), vous acceptez qu’en définitive, les obligations se rapportant aux Éléments fiscaux sont et demeurent votre responsabilité et peuvent être supérieures au montant réellement retenu par la Société ou la Filiale qui vous emploie ou a recours à vos services. Vous reconnaissez en outre que la Société ou la Filiale qui vous emploie ou a recours à vos services (1) ne fait aucune déclaration et ne prend aucun engagement concernant le traitement de tous Éléments fiscaux relatifs à un quelconque aspect des UARP, notamment, de manière non limitative, l’octroi, la

18 dévolution ou le règlement des UARP, la vente ultérieure d’Actions ordinaires acquises en vertu du règlement en question et la réception de tous dividendes et (2) ne s’engage pas à structurer les conditions de l’octroi ou tout aspect des UARP de manière à réduire ou à éliminer votre obligation relative aux Éléments fiscaux ou d’obtenir un quelconque résultat fiscal particulier, et n’est pas dans l’obligation de le faire. Par ailleurs, si vous êtes devenu assujetti à l’impôt dans plus d’une juridiction entre la Date de dévolution des UARP et celle de tout événement fiscal applicable, le cas échéant, vous acceptez que la Société ou la Filiale qui vous emploie ou a recours à vos services (ou le faisait par le passé, le cas échéant) soit tenue de retenir ou de justifier des Éléments fiscaux dans plus d’une juridiction. (1) Avant tout événement imposable ou donnant lieu à une retenue fiscale, le cas échéant, vous vous acquittez de toutes vos obligations ou prenez des dispositions satisfaisant la Société ou la Filiale qui vous emploie ou a recours à vos services en vue de respecter l’ensemble des Éléments fiscaux. À cet égard, vous autorisez la Société ou la Filiale qui vous emploie ou a recours à vos services (ou ses représentants, à sa discrétion) à respecter les obligations relatives à l’ensemble des Éléments fiscaux au travers d’une des démarches suivantes ou d’une combinaison de celles-ci : (A) retenue sur vos salaires ou toute autre rémunération en espèces versée par la Société ou la Filiale qui vous emploie ou a recours à vos services ; (B) retenue sur les produits de la vente d’Actions ordinaires acquises par le règlement des UARP, soit par une vente volontaire, soit par une vente obligatoire organisée par la Société (en votre nom, en vertu de la présente autorisation) ; (C) retenue sur des Actions ordinaires à émettre lors du règlement des UARP. (2) Pour éviter un traitement comptable négatif, la Société peut retenir ou justifier des Éléments fiscaux en prenant en considération les montants prévus par la loi ou d’autres taux de retenue applicables. Si l’obligation relative aux Éléments fiscaux est remplie à travers la retenue d’Actions ordinaires, à des fins fiscales, il est considéré que l’intégralité des Actions ordinaires soumises aux UARP dévolues ont été émises à votre intention, même si un certain nombre d’Actions ordinaires sont retenues exclusivement aux fins du paiement des Éléments fiscaux. (3) Enfin, vous vous engagez à verser à la Société ou à la Filiale qui vous emploie ou a recours à vos services tout montant des Éléments fiscaux que celle-ci peut être tenue de retenir ou de justifier en conséquence de votre participation au Plan et qui ne peut être acquitté par les moyens décrits ci-avant. La Société peut refuser d’émettre ou de remettre les Actions ordinaires ou le produit de la vente de celles-ci si vous ne respectez pas vos obligations relatives aux Éléments fiscaux. 2.8 Respect de la loi applicable. L’émission d’Actions ordinaires est soumise et conditionnée au respect, par la Société et vous-même, y compris toutes déclarations, garanties et accords écrits que l’Administrateur est susceptible d’exiger, de toutes les (i) lois et réglementations américaines, tant au niveau de l’État fédéral que des États fédérés, (ii) lois

19 applicables de votre pays de résidence en matière d’émission ou de vente d’Actions ordinaires et (iii) réglementations applicables de toute bourse ou tout système automatisé de cotation où sont inscrites ou cotées les Actions ordinaires de la Société au moment de l’émission ou de la cession. Nonobstant les autres dispositions du présent Accord, la Société n’est tenue à aucune obligation d’émission d’Actions ordinaires en vertu du présent Accord si ladite émission enfreint toute loi, réglementation ou exigence applicable d’une entité boursière ou similaire. 2.9 Report à court terme (applicable uniquement aux individus soumis à la législation fiscale fédérale des États-Unis). Les UARP payables au titre du présent Accord ont vocation à être exemptées de la section 409A de l’Internal Revenue Code en vertu de l’exemption des reports à court terme. Par conséquent, le règlement des UARP a lieu au plus tard le 15e jour du troisième mois qui suit la dernière des dates ci-après : (i) la fin de l’année d’imposition de l’Employé durant laquelle intervient la Date de dévolution ou (ii) la fin de l’exercice de la Société durant lequel intervient la Date de dévolution. 2.10 Confidentialité des données. (a) Réglementations concernant la confidentialité des données aux États-Unis (uniquement applicables si la Prime est soumise aux lois des États-Unis sur la confidentialité des données). À travers la conclusion du présent Accord et l’acception de la présente Prime, vous (a) consentez explicitement et sans équivoque à la collecte, à l’utilisation et au transfert, par voie électronique ou autre, de toutes vos données personnelles nécessaires pour faciliter la mise en œuvre, l’administration et la gestion de la Prime et du Plan, (b) comprenez que la Société peut, aux fins de la mise en œuvre, de l’administration et de la gestion du Plan, détenir certaines informations vous concernant, notamment, de manière non limitative, vos nom, adresse personnelle, numéro de téléphone, date de naissance, numéro de sécurité sociale ou autre numéro d’identification, salaire, nationalité, poste et les détails de l’ensemble des primes ou droits à Actions qui vous ont été octroyés dans le cadre du Plan ou d’une autre manière (les « Données personnelles »), (c) comprenez que des Données personnelles puissent être transférées à des tiers contribuant à la mise en œuvre, à l’administration et à la gestion du Plan, notamment tout courtier auquel la garde des Actions a été confiée lors de la dévolution de la Prime, que ces destinataires peuvent être établis dans votre pays ou ailleurs et que leur pays d’établissement peut disposer de lois et de protections différentes du vôtre en matière de confidentialité des données, (d) renoncez à tous les droits de confidentialité dont vous disposez relativement aux données et (e) autorisez la Société, ses Filiales et leurs représentants à stocker et transmettre lesdites informations par voie électronique.

20 (b) Réglementations concernant la confidentialité des données hors États-Unis (uniquement applicables si la Prime est soumise à des lois sur la confidentialité des données en dehors des États-Unis). (1) À travers la conclusion du présent Accord et l’acception de la présente Prime, vous consentez explicitement et sans équivoque à la collecte, à l’utilisation et au transfert, par voie électronique ou autre, de vos données personnelles, comme décrit dans le présent Accord ainsi que dans tous autres documents relatifs à l’octroi des UARP, le cas échéant, par la Filiale qui vous emploie ou a recours à vos services ainsi que la Société et ses Filiales, aux fins exclusives de la mise en œuvre, de l’administration et de la gestion de votre participation du Plan. (2) Vous comprenez que la Société et la Filiale qui vous emploie ou a recours à vos services peut détenir certaines informations vous concernant, notamment, de manière non limitative, vos nom, adresse personnelle, numéro de téléphone, date de naissance, numéro de sécurité sociale ou autre numéro d’identification, salaire, nationalité, poste, toutes Actions ordinaires ou tous mandats d’administrateur dans la Société, les détails de l’ensemble des UARP et autres droits à Actions ordinaires octroyés, annulés, exercés, acquis, non acquis ou en suspens en votre faveur, aux fins exclusives de la mise en œuvre, de l’administration et de la gestion du Plan (les « Données »). (3) Vous comprenez que les Données seront transférées à un conseiller juridique, un courtier ou tout autre prestataire de services de plan d’action choisi par la Société à l’avenir pour assister cette dernière dans la mise en œuvre, l’administration et la gestion du Plan. Vous comprenez que les destinataires des Données peuvent être établis aux États-Unis ou ailleurs et que leur pays d’établissement (p. ex. les États-Unis) peut disposer de lois et de protections différentes du vôtre en matière de confidentialité des données. Vous comprenez que si vous résidez en dehors des États-Unis, vous pouvez demander une liste reprenant le nom et l’adresse de tous les destinataires potentiels des Données en contactant votre représentant local des ressources humaines ou celui de la Société. Vous autorisez la Société ainsi que tous autres destinataires éventuels chargés d’assister la Société (actuellement ou à l’avenir) dans la mise en œuvre, l’administration et la gestion du Plan à recevoir, détenir, utiliser, conserver et transférer les Données, par voie électronique ou autre, aux fins exclusives de la mise en œuvre, de l’administration et de la gestion de votre participation au Plan. Vous comprenez que les Données seront détenues aussi longtemps que le requièrent la mise en œuvre, l’administration et la gestion de votre participation au Plan. Vous comprenez que si vous résidez en dehors des États-Unis, vous pouvez, à tout moment, consulter les Données, demander des informations complémentaires sur leur stockage et leur traitement, demander toutes les modifications nécessaires aux Données, refuser votre consentement ou le retirer, dans tous les cas sans frais, en contactant par écrit votre représentant local des ressources humaines ou celui de la Société. Vous comprenez toutefois que le refus ou le retrait de votre consentement peut avoir une incidence sur votre capacité à participer au Plan. Pour de plus amples informations sur les conséquences du refus de consentement ou du retrait de celui-ci, vous comprenez que vous pouvez contacter votre représentant local des ressources humaines ou celui de la Société. 2.11 Successeurs et ayants droit. Le présent Accord lie tous les successeurs et ayants droit de la Société.

21 2.12 Droit applicable. Le présent Accord est régi, interprété et exécuté dans toute la mesure du possible conformément aux dispositions applicables du Code et, autrement, conformément au droit de l’État du Michigan, sans égard aux principes relatifs aux conflits de droit, étant entendu que si vous êtes un ressortissant étranger ou êtes employé en dehors des États-Unis, le présent Accord sera régi, interprété et exécuté en vertu du droit étranger applicable dans la mesure où ledit droit diffère du Code et du droit de l’État du Michigan. Toute procédure liée au présent Accord ou en découlant sera engagée, exercée ou poursuivie dans le tribunal d’arrondissement du comté de Kent, dans le Michigan, situé à Grand Rapids, dans le Michigan, ou dans l’United States District Court for the Western District of Michigan et dans la cour d’appel correspondante. 2.13 Déchéance des UARP. Si la Société, à la suite d’une faute, est tenue de préparer un retraitement comptable en raison d’un cas grave de non-respect des exigences relatives à la présentation des informations financières en vertu des lois sur les valeurs mobilières, alors (a) si votre incitation ou votre rémunération fondée sur des actions est soumise à la déchéance automatique en raison de ladite faute et du retraitement, en vertu de la section 304 du Sarbanes- Oxley Act de 2002 ou (b) si le Comité établit que vous avez sciemment pris part à la faute, que vous vous êtes sciemment abstenu de l’empêcher ou que vos actions ou inactions se rapportant à la faute et au retraitement constituent un cas de négligence grave, (i) vous serez tenu de rembourser à la Société le montant de tout paiement relatif aux UARP acquises ou accumulées durant la période de douze mois suivant la première émission publique ou le dépôt auprès de la SEC (selon l’éventualité qui se produit en premier) du document financier exprimant ladite exigence de présentation des informations financières et (ii) toutes les UARP en suspens n’ayant pas encore été réglées seront déchues immédiatement. En outre, les Actions ordinaires acquises en vertu du présent Accord et tous gains ou bénéfices résultant de leur vente seront soumis à toutes les politiques de récupération ou de recouvrement adoptées par la Société ultérieurement. 2.14 Règles particulières pour les bénéficiaires hors États-Unis (uniquement applicables si vous résidez en dehors des États-Unis) (a) Nature de la libéralité. Par votre acceptation de la libéralité, vous reconnaissez, comprenez et acceptez que : (1) le Plan est établi par la Société de manière volontaire, il est discrétionnaire de nature et peut être modifié, suspendu ou résilié par la Société à tout moment, sauf stipulation contraire dans le Plan. (2) l’octroi des UARP est volontaire et occasionnel et n’instaure aucun droit contractuel ou autre d’octrois d’UARP à l’avenir ni d’avantages remplaçant les UARP, même si ces dernières ont été octroyées à plusieurs reprises par le passé ; (3) toutes les décisions relatives aux octrois d’UARP à l’avenir, le cas échéant, relèvent de l’entière discrétion de la Société ; (4) vous participez au Plan sur une base volontaire ; (5) les UARP et les Actions ordinaires qui y sont soumises constituent un élément extraordinaire qui ne relève pas du champ d’application de votre contrat de travail ou

22 de services, le cas échéant ; (6) les UARP et les Actions ordinaires qui y sont soumises n’ont pas vocation à remplacer de quelconques droits à pension ou rémunérations ; (7) les UARP et les Actions ordinaires qui y sont soumises ne font pas partie de la rémunération normale ou attendue aux fins du calcul de toute cessation d’emploi, démission, licenciement, licenciement pour motif économique, renvoi, prestations de fin de service, gratifications, primes d’ancienneté, prestations de retraire ou de sécurité sociale ou paiements similaires et ne doivent en aucun cas être considérées comme une rémunération découlant de tous services passés rendus à la Société, à la Filiale qui vous emploie ou a recours à vos services ou à toute autre Filiale ; (8) la libéralité et votre participation au Plan ne peuvent être interprétées dans le sens de l’instauration d’un contrat de travail ou de services avec la Société ou toute Filiale ; (9) la valeur future des Actions ordinaires sous-jacentes est inconnue et impossible à déterminer avec certitude ; (10) la déchéance des UARP résultant de votre Date de cessation d’emploi ne peut donner lieu à aucune demande ou aucun droit d’indemnisation (pour quelque raison que ce soit, qu’il s’avère ou non, par la suite, qu’elle était invalide ou en violation du droit du travail de la juridiction où vous êtes employé ou où vous fournissez vos services ou des conditions de votre contrat de travail, le cas échéant) ; par ailleurs, en contrepartie de l’octroi des UARP auxquelles vous n’auriez pas droit en d’autres circonstances, vous acceptez irrévocablement de ne jamais engager de poursuite contre la Société ou la Filiale qui vous emploie ou a recours à vos services, de renoncer à votre capacité, le cas échéant, d’engager de telles poursuites et de libérer la Société ou la Filiale qui vous emploie ou a recours à vos services de telles revendications ; nonobstant ce qui précède, si un tribunal d’une juridiction compétente autorise une poursuite de ce type, il est considéré, irrévocablement, de par votre participation au Plan, que vous acceptez de ne pas faire valoir cette poursuite et de signer tous les documents nécessaires à son rejet ou à son retrait ; (11) vous reconnaissez et acceptez que ni la Société, ni la Filiale qui vous emploi ou a recours à vos services, ni toute autre Filiale ne sont responsables de toute variation de change entre la devise du pays dans lequel vous résidez et le dollar américain susceptible d’avoir une incidence sur la valeur des UARP ou tout montant qui vous est dû en vertu du règlement des UARP ou de la vente ultérieure de toutes Actions ordinaires acquises lors du règlement. (b) Appendice. Nonobstant toutes les dispositions du présent Accord, l’octroi d’UARP est soumis à toutes les conditions particulières énoncées dans l’Appendice au présent Accord. En outre, si vous emménagez dans l’un des pays repris dans l’Appendice, les conditions particulières concernant ce pays s’appliquent à vous si la Société établit que l’application de ces dispositions est nécessaire ou recommandée en vue de respecter les lois du pays où vous résidez ou de faciliter l’administration du Plan. Si vous emménagez aux États-Unis, les conditions

23 particulières de l’Appendice s’appliquent ou cessent de s’appliquer à vous si la Société établit que l’application ou non de ces dispositions est nécessaire ou recommandée en vue de faciliter l’administration du Plan. L’Appendice fait partie intégrante du présent Accord. (c) Imposition d’autres exigences. La Société se réserve le droit, d’une part, d’imposer d’autres exigences à votre participation au Plan, aux UARP et à toutes Actions ordinaires acquises en vertu du Plan si elle établit que cela s’avère nécessaire ou recommandé en vue de respecter les lois du pays dans lequel vous résidez ou de faciliter l’administration du Plan et, d’autre part, de vous demander de signer tous les accords ou engagements complémentaires nécessaires à la mise en œuvre de ce qui précède. 2.15 Non-concurrence et non-sollicitation. a) Non-concurrence. Au cours de votre emploi au sein de la Société et de ses Filiales et pendant une période de douze (12) mois suivant votre Date de Fin de Contrat (la « Période Restreinte »), vous ne pouvez pas, (i) directement ou indirectement, sans le consentement écrit préalable de la Société, prendre de participation significative ou de contrôle en tant que propriétaire, partenaire, actionnaire, concédant de licence, administrateur, dirigeant, agent ou consultant pour toute Personne qui exploite une entreprise en concurrence avec une entreprise dirigée par la Société ou l'une de ses Filiales, où que ce soit dans le ou les pays dans lesquels vous travaillez régulièrement ou fournissez des services; ni (ii) accepter un emploi ou un engagement pour la fourniture de services à quelque titre que ce soit, y compris en tant qu'employé, administrateur, consultant ou conseiller, directement ou indirectement, avec toute Personne qui exploite une entreprise en concurrence avec une entreprise dirigée par le Société ou l'une de ses Filiales où que ce soit dans le ou les pays dans lesquels vous travaillez régulièrement ou fournissez des services. Aux fins des présentes, l’exploitation d'une entreprise en concurrence avec une entreprise exploitée par la Société ou l'une de ses Filiales comprend la vente, la fabrication, la distribution ou la recherche et développement de tout produit ou service similaire à un produit ou service vendu, distribué, commercialisé ou en cours de recherche ou développement (y compris par le biais d'une coentreprise ou d'un investissement dans une autre entité) par la Société ou l'une de ses Filiales, y compris les médicaments en vente libre ou les produits nutritionnels, les produits pharmaceutiques génériques d’ordonnance topique étendue, les produits nutritionnels infantiles, les produits de soins bucco-dentaires et tout autre produit, de marque de distributeur ou de valeur de marque, que la Société ou un Affilié commercialise ou prévoit activement de commercialiser au cours de votre emploi au sein de la Société et pendant une période d'un an suivant votre Date de Fin de Contrat. En cas de vente, de transfert ou de toute autre cession de l'activité Produits Pharmaceutiques d'Ordonnance Perrigo pendant la Période Restreinte, la présente Section 2.15 a) ne s'appliquera pas à l'activité Produits Pharmaceutiques d'Ordonnance Perrigo. Nonobstant ce qui précède, aucune partie de cette disposition ne vous empêche de détenir passivement deux pour cent (2%) ou moins des titres en circulation de toute catégorie d'une société cotée sur une bourse nationale ou cotée sur un système de cotation automatisé. Vous pouvez faire une demande écrite au DPRH de la Société pour obtenir une dérogation à la présente Section 2.15 a) et cette exception ne peut être refusée sans motif raisonnable, en particulier lorsque vous cherchez un emploi auprès d’une entreprise qui n'est pas en concurrence avec le segment de la Société où vous avez travaillé ou fourni des services au cours des deux dernières années de votre emploi au sein de la Société.

24 b) Non-sollicitation des Fournisseurs de Services. Pendant votre emploi au sein de la Société et de ses Filiales et pendant la Période Restreinte, vous ne pouvez pas, directement ou indirectement, sans le consentement écrit préalable de la Société, i) solliciter, recruter ou embaucher activement toute Personne qui est, à ce moment-là ou à tout moment au cours de la période de 12 mois précédant cette sollicitation ou ce recrutement, était employé ou consultant de la Société ou de l'une de ses Filiales, ni ii) solliciter ou encourager un employé de la Société ou de l'une de ses Filiales à quitter son emploi au sein de la Société ou de l'une de ses Filiales, ni (iii) interférer dans la relation de la Société ou de l'une de ses Filiales avec toute Personne ou entité qui est employée par, ou autrement engagée dans la prestation de services pour, la Société ou l'une de ses Filiales. c) Non-sollicitation des Clients. Pendant votre emploi au sein de la Société et de ses Filiales et au cours de la Période Restreinte, vous ne pouvez pas, directement ou indirectement, seul ou en association avec toute autre personne, sans le consentement écrit préalable de la Société, i) inciter ou tenter d’inciter tout client (ancien ou actuel), fournisseur, titulaire d’une licence, franchisé, partenaire de coentreprise ou autre relation commerciale de la Société ou de l'une de ses Filiales (collectivement, les «Clients»), à cesser de faire affaire avec la Société ou l’une de ses Filiales, ni ii) détourner tout ou partie des activités d'un Client avec la Société vers un concurrent de la Société ou l’une de ses Filiales, ni (iii) interférer, de quelque manière que ce soit, dans la relation entre tout Client, d'une part, et la Société ou l'une de ses Filiales, d'autre part. d) Recours et Mesure Injonctive. Vous reconnaissez qu'une violation dans votre chef de l'un des engagements prévus dans la présente Section 2.15 causerait des dommages irréparables à la Société et à ses Filiales à hauteur d'un montant qui serait significatif, mais pas aisément vérifiable, et que tout recours en justice (y compris le paiement de dommages) serait insuffisant. En conséquence, vous convenez que, nonobstant toute disposition contraire du présent Accord, outre tout autre dommage qu'elle est en mesure de démontrer, la Société et ses Filiales ont droit (sans qu'il soit nécessaire de démontrer une perte économique ou d'autres dommages réels) à une mesure injonctive (y compris des ordonnances restrictives temporaires, des injonctions préliminaires et des injonctions permanentes), sans dépôt de caution, auprès de tout tribunal compétent, pour toute violation réelle ou imminente de l'un des engagements énoncés dans la présente Section 2.15, outre tout autre recours légal ou équitable qu'elles pourraient avoir. En outre, en cas de Violation Volontaire d'une Clause Restrictive (au sens de la présente Section 2.15), i) tous vos droits au titre du présent Accord, acquis ou non, prennent fin immédiatement, et (ii) tou(te)s Actions, espèces ou autres biens qui vous sont payé(e)s ou livré(e)s conformément au présent Accord, sont confisqué(e)s et vous devez rembourser ces Actions, espèces ou autres biens à la Société, au plus tard trente (30) jours civils après que la Société vous a demandé leur remboursement. Aux fins du présent Accord, «Violation Volontaire d'une Clause Restrictive» signifie une violation significative, dans votre chef, de l'une des clauses de la présente Section 2.15, dont vous saviez ou auriez pu savoir, en vous renseignant correctement, qu’elle constituerait une violation significative. Les phrases précédentes de la présente Section 2.15 ne doivent pas être comprises comme une renonciation aux droits que la Société et ses Filiales peuvent avoir pour obtenir des dommages-intérêts en vertu du présent Accord ou autrement, et tous ces droits ne sont pas limités. La Période Restreinte est suspendue pendant (et est réputée automatiquement prolongée de) toute période durant laquelle vous violez les dispositions de la Section 2.15 a), b) ou c), selon le cas. Dans le cas où un tribunal ou une

25 juridiction compétente statue que toute disposition de la présente Section 2.15 est nulle ou plus restrictive que ne le permet la loi applicable de cette juridiction, alors, aux fins uniquement de l'application de la présente Section 2.15 dans la juridiction de ce tribunal, cette disposition doit être interprétée et appliquée comme si elle prévoyait la restriction maximale autorisée par la loi en vigueur. e) Confirmations. 1) Vous reconnaissez que la Société et ses Filiales ont consacré et continueront de consacrer beaucoup de temps, d'argent et d'efforts pour le développement des stratégies commerciales, des relations avec les employés, les clients et autres, ainsi que du goodwill en vue de bâtir une organisation efficace. Vous reconnaissez que la Société et ses Filiales ont un intérêt commercial légitime dans, et le droit de protéger leur goodwill et leurs relations avec leurs employés, clients et autres, et que la Société et ses Filiales pourraient être gravement lésées par la perte ou la détérioration de ses relations avec ses employés, clients et autres. En outre, vous reconnaissez que la Société et ses Filiales ont le droit de protéger et de préserver la valeur de continuité de la Société et de ses Filiales dans la mesure permise par la loi. 2) À la lumière des confirmations qui précèdent, vous acceptez que les clauses contenues dans le présent Accord sont raisonnables et correctement requises pour la protection adéquate de l’entreprise et du goodwill de la Société et de ses Filiales. En outre, vous reconnaissez que, bien que votre respect des clauses contenues dans le présent Accord puisse vous empêcher de gagner votre vie dans une entreprise similaire à celle de la Société et de ses Filiales, votre expérience et vos capacités sont telles que vous avez d'autres opportunités de gagner votre vie et des moyens de subsistance adéquats pour vous et les personnes à votre charge. 3) À la lumière des confirmations contenues dans la présente Section 2.15, vous acceptez de ne pas contester le caractère raisonnable, la validité ou l'applicabilité des restrictions qui vous sont imposées et des obligations qui vous sont faites en vertu de la présente Section 2.15. **** Nous nous réjouissons de pouvoir continuer à bénéficier de votre contribution à la croissance de la Société. Veuillez accuser réception de votre exemplaire du Plan et de la présente Prime. Meilleures salutations, /s/ Patrick Lockwood-Taylor Patrick Lockwood-Taylor Chief Executive Officer and President

26 PERRIGO COMPANY PLC OVEREENKOMST OVER VOORWAARDELIJK TOEGEKENDE AANDELEN (OP BASIS VAN PRESTATIES) (Volgens het Langetermijnincentiveplan uit 2026 van de Perrigo Company plc) AAN: Participant Name BETREFT: Mededeling over voorwaardelijk toegekende aandelen (op basis van prestaties) Hiermee willen we u melden dat Perrigo Company plc (het 'Bedrijf') u een Award heeft toegekend volgens het Langetermijnincentiveplan uit 2026 van de Perrigo Company plc (het 'Plan'), dat van kracht wordt vanaf de Grant Date (de 'Toekenningsdatum'). Deze Award bestaat uit op basis van prestaties voorwaardelijk toegekende aandelen. De algemene voorwaarden van deze incentive vindt u in de rest van deze overeenkomst (inclusief speciale algemene voorwaarden in een bijlage voor uw land ('Bijlage') (samen de 'Overeenkomst'). De termen in hoofdletters die niet anderszins in deze Overeenkomst bepaald zijn, hebben de betekenis die volgens het Plan aan die termen zijn toegeschreven. SECTIE 1 Voorwaardelijk toegekende aandelen – Toezegging op basis van prestaties 1.1 Toekenning. Vanaf de toekenningsdatum en afhankelijk van de algemene voorwaarden van deze Overeenkomst en het Plan, kent het Bedrijf u Number of Awards Granted voorwaardelijk toegekende aandelen op basis van prestaties toe ('PSU's'). Het aantal toegekende PSU's in deze Sectie 1.1 wordt de 'Doelaward' genoemd. De Doelaward kan worden verhoogd of verlaagd afhankelijk van het niveau van de prestatiedoelstellingen voor aangewezen Prestatiemaatregelen zoals beschreven in Sectie 1.2. Elke PSU geeft u het recht op één gewoon

27 aandeel van het Bedrijf, met een nominale waarden van € 0,001 per aandeel ('Gewoon aandeel') op de toezeggingsdatum van de PSU die in Sectie 1.2 is vermeld, op voorwaarde dat de toepasselijke Prestatiedoeleinden voor elke Prestatiemaatregel zijn behaald. 1.2 Toezegging. Het aantal PSU's toegekend in Sectie 1.1 Toekenning, als die er zijn, wordt bepaald op de toezeggingsdatum van de PSU. Dat aantal wordt bepaald op basis van het gemiddelde niveau van de behaalde jaarlijkse Prestatiemaatregel(en) voor elk boekjaar in de Prestatieperiode, in overeenstemming met het schema dat door de Commissie is bepaald op het ogenblik dat de Prestatiemaatregelen en toepasselijke Prestatiedoelstellingen door de Commissie worden vastgelegd. De Commissie legt jaarlijks een of meer Prestatiemaatregelen en de Prestatiedoelstellingen met betrekking tot elke Prestatiemaatregel vast, die moeten worden behaald voor de Drempel, het Doel en de Maximale prestaties voor een boekjaar. U krijgt de Prestatiemaatregel en Prestatiedoelstellingen voor elk boekjaar. Na het einde van elk boekjaar in de Prestatieperiode bepaalt de Commissie het percentage van de PSU's van de Doelaward die voor zulk boekjaar te betalen zijn, op basis van de behaalde Prestatiedoeleinden voor elke Prestatiemaatregel die de Commissie voor dat boekjaar heeft vastgelegd. Het percentage van de Doelaward die volgens het schema te betalen zou zijn, wordt pro rata aangepast om de behaalde prestatie tussen Drempel en Doel, en Doel en Maximum te weerspiegelen. Op het einde van de Prestatieperiode wordt het gemiddelde berekend van het uitbetalingspercentage voor elk boekjaar in de Prestatieperiode om het werkelijke percentage van de PSU's van de Doelaward te bepalen dat wordt toegezegd en te betalen is op de toezeggingsdatum van de PSU. In geen geval zal de berekening van een positief uitbetalingspercentage voor een boekjaar als een verzekering worden geacht dat er PSU's zullen worden toegezegd op de toezeggingsdatum van de PSU. De uitbetalingspercentages voor de individuele boekjaren worden alleen bepaald om het gemiddelde jaarlijkse uitbetalingspercentage voor de Prestatieperiode van drie jaar te bepalen. Behalve zoals voorzien in Sectie 1.4, worden de PSU's onmiddellijk verbeurd als uw Beëindigingsdatum vóór de toezeggingsdatum van de PSU valt. Als de gemiddelde jaarlijkse prestatievergoeding voor de Prestatieperiode lager is dan de Drempelprestatie die door de Commissie is vastgelegd, dan worden alle PSU's die voordien nog niet verbeurd zijn, wel verbeurd vanaf de toezeggingsdatum van de PSU. Als de gemiddelde jaarlijkse prestatievergoeding voor de Prestatieperiode het door de Commissie vastgelegde maximale prestatieniveau overschrijdt, overschrijdt het aantal toegezegde PSU's in geen geval 200% van de Doelaward. 1.3 Definities. De volgende termen hebben de volgende betekenissen volgens deze Sectie 1. (a) 'Prestatiedoel' betekent het prestatieniveau dat moet worden gehaald met betrekking tot een Prestatiemaatregel voor een boekjaar voor Minimale, Doel- en Maximale vergoeding.

28 (b) 'Prestatiemaatregel' voor een boekjaar betekent een of meer financiële maatregelen, zoals vastgelegd door de Commissie. De Commissie bepaalt hoe de Prestatiemaatregel wordt aangepast, als dat al gebeurt, ten gevolge van buitengewone gebeurtenissen of omstandigheden, zoals vastgelegd door de Commissie, of om de gevolgen van buitengewone, ongewone of eenmalige items uit te sluiten; wijzigingen in toepasselijke wetgeving, voorschriften of boekhoudbeginselen; schommelingen in de wisselkoers; beëindigde bedrijfsactiviteiten; niet-geldelijke posten, zoals amortisatie, afschrijving of reserves; waardevermindering van activa; of elke herkapitalisering, herstructurering, reorganisatie, fusie, overname, afstoting, consolidatie, spin-off, opsplitsing, combinatie, liquidatie, ontbinding, verkoop van activa of een andere soortgelijke bedrijfstransactie. (c) 'Prestatieperiode' betekent een periode van drie opeenvolgende boekjaren van het Bedrijf, die start met de eerste dag van het boekjaar van het Bedrijf waarin de Toekenningsdatum valt en eindigt op de laatste dag van het derde boekjaar in de periode van drie jaar. (d) 'Toezeggingsdatum van PSU' betekent de laatste dag van de Prestatieperiode. (e) 'Ontslag om goede reden' verwijst naar uw vrijwillig ontslag uit het Bedrijf en het bestaan van een of meer van de volgende omstandigheden die zonder uw toestemming optraden: (i) een belangrijke wijziging in de geografische locatie waarbij u vereist bent om diensten uit te voeren, zodat de afstand tussen uw huis en uw voornaamste werkplek met meer dan 48 km groter wordt, of (ii) een belangrijke daling van uw autoriteit, plichten of verantwoordelijkheden of een belangrijke daling in uw basisloon of mogelijkheden tot incentivecompensatie; op voorwaarde echter dat een vrijwillig ontslag uit het Bedrijf niet wordt beschouwd als een Ontslag om goede reden tenzij u het Bedrijf schriftelijk een kennisgeving stuurde van uw vrijwillig ontslag en van het bestaan van de voorwaarden die leiden tot het ontslag binnen de 90 dagen van hun aanvankelijke bestaan. Het Bedrijf heeft vervolgens 30 dagen om de omstandigheid op te lossen. In dat geval wordt u niet geacht een Ontslag om goede reden te hebben opgelopen. In het geval het Bedrijf de voorwaarde niet kan oplossen binnen de termijn van 30 dagen, valt uw Beëindigingsdatum op de 31e dag na de ontvangst door het Bedrijf van zulke schriftelijke kennisgeving. (f) 'Beëindiging zonder oorzaak' betekent de onvrijwillige beëindiging van uw tewerkstelling of contractuele relatie door het Bedrijf zonder Oorzaak, inclusief maar niet beperkt tot, (i) een beëindiging die van kracht wordt wanneer u een verlof hebt opgebruikt tijdens, of op het einde van een opzeggingsperiode volgens de Worker Adjustment and Retraining Notification Act ('WARN'), en (ii) een situatie waarin u op goedgekeurd verlof bent tijdens hetwelke uw positie beveiligd is volgens de toepasselijke wetgeving (bv. een verlof volgens de Family Medical Leave Act), u uit zulk verlof terugkomt en geen tewerkstelling of een andere vorm van contractuele relatie met het Bedrijf kunt krijgen. 1.4 Speciale toezeggingsregels. Niettegenstaande Sectie 1.2 hierboven, als uw Beëindigingsdatum is bereikt wegens Beëindiging zonder oorzaak of een Ontslag om goede reden bij of na een Wijziging van de zeggenschap (zoals gedefinieerd in het Plan en deze definitie kan hierna worden gewijzigd) en vóór de tweede (2) verjaardag van de Wijziging van

29 de zeggenschap, worden alle onder Sectie 1.1 toegekende PSU's die eerder niet zijn verbeurd, volledig toegezegd alsof de Doelprestatie was verkregen voor de Prestatieperiode. Dit wordt van kracht vanaf uw Beëindigingsdatum. Als uw Beëindigingsdatum wordt bereikt wegens overlijden, handicap of pensioen, worden de PSU's toegezegd of verbeurd vanaf de toezeggingsdatum van de PSU die vermeld staat in Sectie 1.2, afhankelijk van het behalen van de prestatiedoelstellingen. Als uw Beëindigingsdatum wordt bereikt in de periode van 24 maanden die de toezeggingsdatum van de PSU voorafgaat, wegens een Onvrijwillig ontslag om Economische redenen, worden alle van de hieronder toegekende PSU's toegezegd of verbeurd vanaf de datum zoals vermeld in Sectie 1.2, afhankelijk van het behalen van de Prestatiedoelstellingen; op voorwaarde echter dat als uw Beëindigingsdatum wordt bereikt om een reden die zowel in deze zin als in de eerste zin van Sectie 1.4 wordt beschreven, dan zijn de speciale toezeggingsregels beschreven in de eerste zin van Sectie 1.4 van toepassing in plaats van de toezeggingsregels beschreven in deze zin. 1.5 Afrekening van PSU's. Zodra praktisch mogelijk na de datum van de eerste geplande vergadering van de Commissie na de laatste dag van de Prestatieperiode waarop de Commissie de gemiddelde vergoeding voor elk van de drie boekjaren in de Prestatieperiode bevestigt (of, indien vroeger, op de datum waarop de PSU’s worden toegezegd conform de speciale toezeggingsregels beschreven in Sectie 1.4), zal het Bedrijf u voor elke PSU, als er zijn, één Gewoon aandeel overdragen, dat toegezegd wordt conform Sectie 1.2 of 1.4 van deze Overeenkomst (de datum van zulke overdracht wordt de 'afrekeningsdatum' voor de doeleinden van deze Overeenkomst); op voorwaarde echter dat het Bedrijf naar zijn goeddunken PSU's contant mag afrekenen, gebaseerd op de reële marktwaarde van de aandelen op de toezeggingsdatum. Er worden geen onderaandelen overgedragen. Elk onderaandeel wordt afgerond tot het dichtstbijzijnde volledige aandeel. De inkomsten die te wijten zijn aan de toezegging van PSU's en de hoeveelheid van vereiste voorheffing worden bepaald op basis van de waarde van de aandelen op de afrekeningsdatum. PSU's komen niet in aanmerking voor dividendequivalenten. SECTIE 2 Algemene Voorwaarden 2.1 Niet-overdraagbaarheid. De Award volgens deze Overeenkomst kan alleen worden overgedragen via een testament of via de wetgeving voor afstamming en schenkingen. 2.2 Geen rechten als houder van aandelen. U hebt als houder van aandelen geen enkel recht met betrekking tot Gewone aandelen die onder de onder deze Overeenkomst toegekende PSU vallen, en dit vóór de datum van uitgifte aan u van een certificaat of certificaten voor zulke aandelen. 2.3 Oorzaak van de beëindiging. Als uw Beëindigingsdatum om bepaalde oorzaken wordt bereikt, dan stoppen al uw rechten volgens deze Overeenkomst, toegezegd of niet, onmiddellijk. 2.4 Award onderhevig aan het Plan. De toekenning van de Award volgens deze Overeenkomst verloopt conform het Plan en de Award kan alleen worden betaald in

30 overeenstemming met de toepasselijke voorwaarden van het Plan. Het Plan bevat bepaalde definities, beperkingen, begrenzingen en andere algemene voorwaarden die alle van toepassing zijn op deze Overeenkomst. ALLE BEPALINGEN VAN HET PLAN ZIJN HIERIN OPGENOMEN DOOR MIDDEL VAN VERWIJZING EN WORDEN OP DEZELFDE MANIER EEN DEEL VAN DEZE OVEREENKOMST ALSOF ELK VAN DEZE BEPALINGEN VOLLEDIG IN DEZE OVEREENKOMST VERMELD STAAN. Mocht het Plan nietig of onafdwingbaar worden door een wettelijke of gerechtelijke beslissing, dan is deze Overeenkomst niet rechtsgeldig. Niets in deze Overeenkomst is bedoeld, en geen enkele van haar bepalingen mag zo worden opgevat, om een definitie, beperking, begrenzing of andere algemene voorwaarde te beperken of uit te sluiten die relevant is voor deze Overeenkomst en specifiek erop kan worden toegepast door de Commissie. In geval van een tegenstrijdigheid in de bepalingen van deze Overeenkomst en het Plan, worden de voorwaarden van het Plan in regel als superieur geacht en toegepast. 2.5 Aanpassingen in het geval van een wijziging in de Gewone aandelen. In het geval van een aandelensplitsing, stockdividend, herkapitalisatie, herclassificatie of combinatie van aandelen, fusie, verkoop van activa of soortgelijke gebeurtenis, wordt het aantal te verlenen aandelen volgens deze Overeenkomst dienovereenkomstig op een billijke manier aangepast om de verwatering of uitbreiding van de rechten te voorkomen die u zijn toegekend of u ter beschikking staan. 2.6 Bevestiging. Het Bedrijf en u komen overeen dat de PSU's worden toegekend volgens en onderworpen aan de Kennisgeving van toekenning, deze Overeenkomst (inclusief de Bijlage, indien van toepassing) en de bepalingen van het Plan (hierin opgenomen via verwijzing). U: (i) bevestigt de ontvangst van een exemplaar van elk van de voornoemde documenten, (ii) erkent dat u hun bepalingen zorgvuldig hebt gelezen en ermee vertrouwd bent, en (iii) aanvaardt hierbij de PSU's die onderhevig zijn aan alle hierin vermelde algemene voorwaarden en die in het Plan en de Kennisgeving van toekenning staan. 2.7 Belastingen en voorheffingen. (a) Voorheffingen (alleen van toepassing op personen die onderhevig zijn aan de Amerikaanse belastingswetten). Deze Award is onderworpen aan de voorheffingen van alle toepasselijke belastingen. Het Bedrijf kan belastingen inhouden of u vragen die te betalen. Het gaat dan om federale, staats- of lokale belastingen die van toepassing zijn op de toekenning, toezegging of andere gebeurtenis die aanleiding geeft tot een belastingsverplichting met betrekking tot deze Award. Als u niet het volledige bedrag van de voorheffingen aan het Bedrijf hebt betaald tegen de datum waarop het Bedrijf zulke voorheffingen aan de bevoegde belastingsinstantie moet betalen (of op een vroegere datum die het Bedrijf kan bepalen om mee te werken aan het tijdig voldoen aan zijn verplichtingen inzake voorheffingen), dan heeft het Bedrijf het eenzijdige recht om Gewone aandelen met betrekking tot deze Award in te houden en dit voor het bedrag dat het Bedrijf voldoende acht om de door de wet vereiste roerende voorheffing te voldoen. Belastingen van de staat worden ingehouden voor het toepasselijke percentage dat bepaald is door de staat waarin u tewerkgesteld bent of het laatst door het Bedrijf tewerkgesteld was. Het aantal ingehouden aandelen mag in geen geval het aantal overschrijden dat nodig is om de maximale federale, staat- en lokale voorheffingen op inkomsten en tewerkstelling te voldoen. U kunt ervoor kiezen om afstand te doen van eerder verworven

31 Gewone aandelen of om het Bedrijf Gewone aandelen met betrekking tot deze Award te laten inhouden, en dit voor een bedrag dat volstaat om alle of een deel van de door de wet vereiste voorheffingen te voldoen. (b) Aansprakelijkheid voor belastingen (alleen van toepassing op personen die onderhevig zijn aan belastingswetten buiten de VS). Ongeacht een actie die het Bedrijf of het filiaal dat u tewerkstelt of u in dienst neemt onderneemt met betrekking tot een of alle inkomstenbelastingen, sociale zekerheid, loonbelasting, betaling van een voorschot of andere belastingen met betrekking tot uw deelname aan het Plan en, wettelijk van toepassing op u ('Belastingen'), erkent u dat de uiteindelijke aansprakelijkheid voor alle Belastingen die van u is en blijft en het bedrag kan overschrijden dat wordt ingehouden door het Bedrijf of het filiaal dat u tewerkstelt of in dienst neemt. U erkent verder dat het Bedrijf en/of het filiaal dat u tewerkstelt of u in dienst neemt (1) geen verklaringen aflegt of acties onderneemt met betrekking tot de behandeling van Belastingen in verband met enig aspect van de PSU's, inclusief maar niet beperkt tot de toekenning, toezegging of afrekening van de PSU's, de daaropvolgende verkoop van Gewone aandelen die verworven zijn conform zo’n afrekening, en de ontvangst van dividenden; en (2) zich niet verbindt tot en niet verplicht is om de looptijd van de toekenning of enig aspect van de PSU's te organiseren om uw aansprakelijkheid voor Belastingen te beperken of weg te werken of om een specifiek resultaat na belastingen te behalen. Als u belastingen moet betalen in meer dan één jurisdictie tussen de Toekenningsdatum van de PSU en de datum van een relevant belastbaar feit, als van toepassing, dan erkent u dat het Bedrijf en/of het filiaal dat u tewerkstelt of u in dienst neemt (of u eerder tewerkstelde of inhuurde, als van toepassing) mogelijk in meer dan één jurisdictie Belastingen moet inhouden of aanrekenen. (1) Vóór een relevant belastbaar feit of relevante voorheffing, als van toepassing, betaalt u aan of doet u het nodige voor het Bedrijf en/of het filiaal dat u tewerkstelt of u in dienst neemt om aan alle Belastingen te voldoen. Hiervoor machtigt u het Bedrijf en/of het filiaal dat u tewerkstelt of u in dienst neemt, of hun respectieve agenten, volgens hun keuze, om aan de verplichtingen met betrekking tot alle Belastingen te voldoen door een of een combinatie van de volgende zaken: (A) inhouden op uw loon of andere contante compensatie die u wordt betaald door het Bedrijf en/of het filiaal dat u tewerkstelt of u in dienst neemt; of (B) inhouden op inkomsten van de verkoop van Gewone aandelen verworven door afrekening van de PSU's, hetzij via een vrijwillige verkoop of via een verplichte verkoop die door het Bedrijf geregeld is (in uw naam volgend op deze autorisatie); of (C) inhouden op Gewone aandelen die worden uitgegeven bij afrekening van de PSU's. (2) Om een negatieve boekhoudkundige behandeling te vermijden, kan het Bedrijf zaken inhouden of aanrekenen voor Belastingen door toepasselijke statutaire inhoudingsbedragen of andere toepasselijke inhoudingstarieven te overwegen. Als aan de verplichting voor Belastingen voldaan is door in te houden op Gewone aandelen, dan wordt u voor belastingsdoeleinden geacht het volledige aantal Gewone aandelen te hebben uitgegeven

32 die onderworpen zijn aan de toegezegde PSU's, ook al werd een aantal Gewone aandelen louter ingehouden om de Belastingen te betalen. (3) Ten slotte betaalt u het Bedrijf of het filiaal dat u tewerkstelt of in dienst neemt een bedrag aan belastingen dat het Bedrijf of het filiaal dat u tewerkstelt of in dienst neemt mogelijk moet inhouden of aanrekenen ten gevolge van uw deelname aan het Plan en dat niet kan worden voldaan moet de eerder beschreven middelen. Het Bedrijf kan weigeren om de Gewone aandelen of de inkomsten van de verkoop van de Gewone aandelen uit te geven of te leveren, als u uw verplichtingen met betrekking tot de Belastingen niet naleeft. 2.8 Overeenstemming met de toepasselijke wetgeving. De uitgifte van Gewone aandelen is onderhevig aan en hangt af van de naleving door het Bedrijf en u, inclusief schriftelijke verklaringen, garanties en overeenkomsten die de Beheerder u kan vragen voor naleving van alle (i) toepasselijke federale wetten en voorschriften en die van een Amerikaanse staat, (ii) toepasselijke wetten van het land waar u woont die relevant zijn voor de uitgifte of verkoop van Gewone aandelen, en (iii) toepasselijke vereisten van een beurs of geautomatiseerd offertesysteem waarbij de Gewone aandelen van het Bedrijf worden vermeld of aangeboden op het ogenblik van zulke uitgifte of overdracht. Niettegenstaande een andere bepaling van deze Overeenkomst, is het Bedrijf niet verplicht om Gewone aandelen volgens deze Overeenkomst uit te geven, als zo’n uitgifte een inbreuk vormt op een toepasselijke wet of voorschrift of vereiste van een effectenbeurs of soortgelijke instelling. 2.9 Opschorting op korte termijn (alleen van toepassing op personen die onderhevig zijn aan de federale Amerikaanse belastingswetten). Volgens deze Overeenkomst te betalen PSU's zijn bedoeld om vrijgesteld te zijn van het wetboek Sectie 409A volgens de vrijstelling voor opschortingen op korte termijn. PSU's worden dan ook niet later dan de 15e dag van de derde maand verrekend die volgt op uiterlijk (i) het einde van het belastingjaar van de werknemer waarin de toezeggingsdatum valt, of (ii) het einde van het boekjaar van het Bedrijf waarin de toezeggingsdatum valt. 2.10 Gegevensprivacy. (a) Amerikaanse regels voor gegevensprivacy (alleen toepasselijk als deze Award onderworpen is aan de Amerikaanse wetten voor gegevensprivacy). Door deze Overeenkomst aan te gaan en deze Award te aanvaarden, (a) gaat u uitdrukkelijk en ondubbelzinnig akkoord met de verzameling, het gebruik en de overdracht, op elektronische of andere wijze, van de persoonsgegevens die nodig zijn om de invoering, de uitvoering en het beheer van de Award en het Plan te vergemakkelijken, (b) begrijpt u dat het Bedrijf, om het Plan in te voeren, uit te voeren en te beheren, bepaalde persoonsgegevens over u kan bijhouden, inclusief maar niet beperkt tot uw naam, thuisadres en telefoonnummer, geboortedatum, socialezekerheidsnummer of ander identificatienummer, salaris, nationaliteit, functietitel en informatie over alle awards of rechten op Aandelen die u volgens het Plan of anders zijn toegewezen ('Persoonsgegevens'), (c) begrijpt u dat Persoonsgegevens kunnen worden overgedragen aan derden die helpen bij de invoering, uitvoering en het beheer van het Plan, inclusief elke makelaar bij wie de bij toezegging van de Award uitgegeven Aandelen in bewaring kunnen worden gegeven, en dat deze ontvangers zich in uw land of elders kunnen bevinden, en dat het land van de ontvanger andere wetten en beschermingsmaatregelen voor gegevensprivacy

33 kan hebben dan uw land, (d) u afstand doet van alle rechten op gegevensbescherming die u mogelijk hebt met betrekking tot de gegevens, en (e) u het Bedrijf, zijn filialen en agenten de toestemming geeft om zulke informatie op elektronische wijze op te slaan en door te sturen. (b) Niet-Amerikaanse regels voor gegevensprivacy (alleen toepasselijk als deze Award onderworpen is aan wetten voor gegevensprivacy van buiten de VS). (1) Door deze Overeenkomst aan te gaan en deze Award te aanvaarden, gaat u uitdrukkelijk en ondubbelzinnig akkoord met de verzameling, het gebruik en de overdracht, op elektronische of andere wijze, van de persoonsgegevens zoals beschreven in deze Overeenkomst en elk ander document over de toekenning van PSU door en bij, zoals toepasselijk, het filiaal dat u tewerkstelt of in dienst neemt, het Bedrijf en zijn filialen uitsluitend voor de invoering, uitvoering en het beheer van uw deelname aan het Plan. (2) U begrijpt dat het Bedrijf en het filiaal dat u tewerkstelt of in dienst neemt bepaalde persoonsgegevens van u kan bijhouden, inclusief maar niet beperkt tot uw naam, thuisadres en telefoonnummer, geboortedatum, socialezekerheidsnummer of ander identificatienummer, salaris, nationaliteit, functietitel, Gewone aandelen of bestuursmandaten in het Bedrijf, gegevens van alle PSU's of elk ander recht op Gewone aandelen dat is toegekend, geannuleerd, uitgeoefend, toegewezen, niet toegewezen of in uw voordeel uitstaat, uitsluitend om het Plan in te voeren, uit te voeren en te beheren ('Gegevens'). (3) U begrijpt dat gegevens worden overgedragen aan een juridisch adviseur of een makelaar of een andere dienstverlener van aandelenplannen die in de toekomst door het Bedrijf kan worden geselecteerd, en die het Bedrijf helpt bij de invoering, uitvoering en het beheer van het Plan. U begrijpt dat de ontvangers van de Gegevens in de Verenigde Staten of elders kunnen gevestigd zijn, en dat het land van de ontvanger (bv. de Verenigde Staten) andere wetten en beschermingen voor gegevensprivacy kan hebben dan het land waar u woont. U begrijpt dat als u niet in de Verenigde Staten woont, u een lijst met namen en adressen van mogelijke ontvangers van de Gegevens kunt opvragen door contact op te nemen met uw lokale medewerker van de personeelsdienst of die van het Bedrijf. U autoriseert het Bedrijf en alle andere mogelijke ontvangers die (nu of in de toekomst) het Bedrijf kunnen helpen met de invoering, uitvoering en het beheer van het Plan om de Gegevens in elektronische of andere vorm te ontvangen, bezitten, gebruiken, bij te houden en over te dragen, uitsluitend en alleen om uw deelname aan het Plan in te voeren, uit te voeren en te beheren. U begrijpt dat Gegevens maar zo lang worden bijgehouden als nodig is om uw deelname aan het Plan in te voeren, uit te voeren en te beheren. U begrijpt dat als u niet in de Verenigde Staten woont, u op elk ogenblik gegevens kunt inzien, extra informatie over de opslag en verwerking van gegevens kunt opvragen, noodzakelijke wijzigingen aan gegevens kunt vragen of de toestemmingen erin kunt weigeren of intrekken, steeds zonder kosten, door schriftelijk contact op te nemen met uw lokale medewerker van de personeelsdienst of die van het Bedrijf. U begrijpt echter dat het weigeren of intrekken van uw toestemming een invloed kan hebben op de mogelijkheid of u aan het Plan kunt deelnemen. Meer informatie over de gevolgen van uw weigering of intrekking van uw toestemming kunt u krijgen door contact op te nemen met uw lokale medewerker van de personeelsdienst of die van het Bedrijf.

34 2.11 Opvolgers en gevolgmachtigden. Deze Overeenkomst is bindend voor alle opvolgers en gevolmachtigden van het Bedrijf. 2.12 Toepasselijke wetgeving. Deze Overeenkomst wordt beheerd door en wordt opgevat en afgedwongen in overeenstemming met de toepasselijke voorzieningen van de Code en dit zo veel mogelijk, en anderszins met de wetten van de staat Michigan, ongeacht de beginselen van wetsconflicten, op voorwaarde dat u een buitenlander bent of buiten de Verenigde Staten tewerkgesteld bent. Deze Overeenkomst wordt beheerd door en wordt opgevat en afgedwongen in overeenstemming met de toepasselijke buitenlandse wetgeving, in die mate dat die wetgeving verschilt van de Code en de wetten van de staat Michigan. Elk geding met betrekking tot of voortvloeiende uit deze Overeenkomst wordt gestart, vervolgd of verdergezet in het Circuit Court in Kent County, Michigan, gevestigd in Grand Rapids, Michigan of in het United States District Court voor het Western District van Michigan, en in om het even welke beroepsrechtbank daarvan. 2.13 Verbeuring van PSU's. Als het Bedrijf, ten gevolge van wangedrag, een bijstelling van gerapporteerde resultaten moet voorbereiden wegens belangrijke niet-naleving van een vereiste voor financiële verslaggeving volgens de effectenwetgeving, dan: als (a) uw compensatie op basis van een incentive of vermogen automatisch verbeurd wordt verklaard wegens zo’n wangedrag en bijstelling onder Sectie 304 van de Sarbanes-Oxley Act van 2002, of (b) de Commissie stelt dat u bewust ofwel wangedrag beging of er niet in slaagde het te voorkomen, of uw acties of gebrek aan actie met betrekking tot het wangedrag en bijstelling een teken is van grote nalatigheid, dan (i) moet u het Bedrijf het betaalde bedrag terugbetalen dat u verkreeg met PSU's die werden verdiend of verzameld tijdens de twaalf maanden na de eerste uitgifte of indiening bij de SEC (wat ook het eerst gebeurt) van het financiële document dat zulke vereiste voor financiële verslaggeving omvat, en (ii) moeten alle uitstaande PSU's die nog niet zijn afgerekend, onmiddellijk worden verbeurdverklaard. Daarnaast zijn volgens deze Overeenkomst verworven Gewone aandelen en alle inkomsten of winsten uit de verkoop van zulke Gewone aandelen onderworpen aan een 'terugvorderingsbeleid' of terugverdienbeleid dat later door het Bedrijf is aangenomen. 2.14 Speciale regels voor niet-Amerikaanse begunstigden (alleen van toepassing als u niet in de VS woont). (a) Aard van de toekenning. Door de toekenning te aanvaarden, erkent, begrijpt en gaat u ermee akkoord dat: (1) het Plan vrijwillig door het Bedrijf is opgesteld, discreet van aard is en op elk ogenblik kan worden gewijzigd, aangepast, opgeschort of beëindigd, behalve zoals anders voorzien in het Plan. (2) de toekenning van de PSU's vrijwillig en incidenteel is en geen contractueel of ander recht creëert om toekomstige toekenningen van PSU's of voordelen in plaats van de PSU's te ontvangen, zelfs niet als de PSU's in het verleden herhaaldelijk zijn toegekend; (3) alle beslissingen met betrekking tot toekomstige toekenningen van

35 PSU's, als er al zijn, uitsluitend worden genomen door het Bedrijf; (4) u vrijwillig deelneemt aan het Plan; (5) de PSU's en de Gewone aandelen onderhevig aan de PSU's een buitengewoon item zijn dat buiten het toepassingsgebied van uw tewerkstelling of servicecontract valt, als dat er is; (6) de PSU's en de Gewone aandelen onderhevig aan de PSU's niet bedoeld zijn om pensioenrechten of compensatie te vervangen; (7) de PSU's en de Gewone aandelen onderhevig aan de PSU's geen onderdeel vormen van de normale of verwachte compensatie voor het berekenen van een opzegging, genomen ontslag, gedwongen ontslag, einde van servicebetalingen, bonussen, awards voor lange dienst, pensioen of sociale uitkeringen of soortgelijke betalingen en in geen geval mogen worden beschouwd als compensatie voor of op welke manier ook in verband met vorige diensten aan het Bedrijf, het filiaal dat u tewerkstelt of in dienst neemt of elk ander filiaal; (8) de toekenning en uw deelname aan het plan niet geïnterpreteerd worden als een vorm van tewerkstelling of servicecontract met het Bedrijf of een filiaal; (9) de toekomstige waarde van de onderliggende Gewone aandelen onbekend en onbepaalbaar is en niet met zekerheid kan worden voorspeld; (10) geen vordering of recht op compensatie of schadevergoeding zal voortvloeien uit de verbeuring van de PSU's wegens uw ontslagdatum (om welke reden ook, of deze later al dan niet als ongeldig wordt geacht en of ze al dan niet een inbreuk vormt op de arbeidswetten in de jurisdictie waar u tewerkgesteld bent of diensten verleent, of de voorwaarden in uw arbeidsovereenkomst, als die er is), en als tegenprestatie voor de PSU's waar u anders geen recht op hebt, u er ontegensprekelijk mee akkoord gaat dat u nooit een vordering instelt tegen het Bedrijf of het filiaal dat u tewerkstelt of in dienst neemt, u afstand doet van de mogelijkheid, als die er is, om zulke vordering in te stellen, en u het Bedrijf of het filiaal dat u tewerkstelt of in dienst neemt van zulke vordering vrijstelt; als niettegenstaande het vorige, zulke vordering ontvankelijk wordt verklaard door een hof van de bevoegde jurisdictie, dan wordt u door uw deelname aan het Plan ontegensprekelijk geacht zulke vordering niet in te dienen en ermee akkoord te gaan dat u voor alle documenten zorgt die nodig zijn om zulke vordering af te wijzen of in te trekken; en (11) u erkent en ermee akkoord gaat dat noch het Bedrijf, het filiaal dat u tewerkstelt of in dienst neemt of elk ander filiaal aansprakelijk is voor een schommeling van de wisselkoers tussen de valuta van het land waarin u verblijft en de Amerikaanse dollar, die van invloed kan zijn op de waarde van de PSU's of bedragen die u verschuldigd zijn conform de afrekening van de PSU's of de daaropvolgende verkoop van Gewone aandelen die bij de afrekening zijn verworven. (b) Bijlage. Niettegenstaande de voorzieningen in deze Overeenkomst, is de toekenning van de PSU onderhevig aan speciale algemene voorwaarden die in een Bijlage bij deze Overeenkomst vermeld staan. Bovendien, als u verhuist naar een van de landen die in de

36 Bijlage vermeld staan, zijn de speciale algemene voorwaarden voor dat land op u van toepassing, in de mate waarin het Bedrijf bepaalt dat de toepassing van zulke voorzieningen nodig of raadzaam zijn om te voldoen aan de wetten van het land waarin u verblijft of om de uitvoering van het Plan te vergemakkelijken. Als u naar de Verenigde Staten verhuist, zijn de speciale algemene voorwaarden in de Bijlage op u van toepassing, of zijn ze niet langer van toepassing, in de mate waarin het Bedrijf bepaalt dat de toepassing of anders van zulke voorzieningen nodig of aangeraden zijn om de uitvoering van het Plan te vergemakkelijken. De Bijlage vormt een onderdeel van deze Overeenkomst. (c) Impositie van overige vereisten. Het Bedrijf behoudt zich het recht voor om andere vereisten op te leggen aan uw deelname aan het Plan, op de PSU's en alle volgens het Plan verworven Gewone aandelen, in de mate waarin het Bedrijf bepaalt dat het nodig of raadzaam is om te voldoen aan de wetten van het land waarin u verblijft of om de uitvoering van het Plan te vergemakkelijken, en om u te vragen extra overeenkomsten of garanties te tekenen die nodig kunnen zijn om het voorgaande te verwezenlijken. 2.15 Niet-concurrentie- en niet-wervingsbeding. (a) Niet-concurrentiebeding. Tijdens uw tewerkstelling bij het Bedrijf en zijn filialen en gedurende een termijn van twaalf (12) maanden volgend op uw Beëindigingsdatum (de 'Beperkte termijn'), mag u niet (i) rechtstreeks of onrechtstreeks, zonder voorafgaande schriftelijke toestemming van het Bedrijf, een aanzienlijk of meerderheidsbelang hebben als eigenaar, partner, aandeelhouder, licentiehouder, directeur, kaderlid, agent of consultant voor om het even wie die een bedrijf heeft dat een concurrent is van een onderdeel van het Bedrijf of een van zijn filialen ergens in het land of de landen waarin u regelmatig werkzaam bent of diensten verleent; of (ii) werk of een verbintenis voor het verstrekken van diensten aanvaarden in om het even welke hoedanigheid, inclusief als werknemer, directeur, consultant of adviseur, rechtstreeks of onrechtstreeks, bij om het even wie die een bedrijf heeft dat een concurrent is van een onderdeel van het Bedrijf of een van zijn filialen ergens in het land of de landen waarin u regelmatig werkzaam bent of diensten verleent. In dit verband omvat het hebben van een bedrijf dat een concurrent is van een onderdeel van het Bedrijf of een van zijn filialen de verkoop, productie, distributie of onderzoek en ontwikkeling van een product of dienst die lijkt op een product en dienst die wordt verkocht, verdeeld, op de markt gebracht of onderzocht (inclusief via een joint venture of investering in een andere entiteit) door het Bedrijf of een van zijn filialen, inclusief een OTC-geneesmiddel of voedingsproducten van een huismerk en kwaliteitsmerk, farmaceutische producten met een uitgebreid actueel algemeen voorschrift, kindervoedingsproducten, mondverzorgingsproducten en elk ander product of alle andere producten die het Bedrijf of een filiaal op de markt brengt of actief plant om op de markt te brengen tijdens uw tewerkstelling bij het Bedrijf en tijdens de termijn van een jaar na uw Beëindigingsdatum. Als er tijdens de Beperkte termijn een voltooide verkoop, overdracht of andere voorziening is van het bedrijf Perrigo Prescription Pharmaceutical, is deze Sectie 2.15(a) niet van toepassing op het bedrijf Perrigo Prescription Pharmaceutical. Niettegenstaande het voorgaande, kan niets in deze bepaling u verhinderen om passief twee procent (2%) of minder van de uitstaande effecten van om het even welke klasse van een bedrijf op de nationale effectenbeurs of op een geautomatiseerd offertesysteem in het bezit te hebben. U kunt een schriftelijk verzoek richten aan de CHRO van het Bedrijf voor een uitzondering op deze Sectie 2.15(a) en zulke uitzondering wordt niet op onredelijke wijze geweigerd, in het bijzonder

37 wanneer u wilt worden tewerkgesteld door een bedrijf dat geen concurrent is van het segment van het Bedrijf waar u hebt gewerkt of diensten hebt verleend tijdens de laatste twee jaar van uw tewerkstelling bij het Bedrijf. (b) Niet-werving van dienstverleners. Tijdens uw tewerkstelling bij het Bedrijf en zijn filialen en voor de duur van de Beperkte termijn, mag u niet, rechtstreeks on onrechtstreeks, zonder de voorafgaande schriftelijke toestemming van het Bedrijf, (i) actief iemand rekruteren, aanwerven of inhuren die op dat ogenblik of om het even wanneer tijdens de termijn van 12 maanden voorafgaand zulke rekrutering of aanwerving een werknemer of consultant was van het Bedrijf of een van zijn filialen, (ii) een werknemer van het Bedrijf of een van zijn filialen vragen of aanmoedigen om de tewerkstelling bij het Bedrijf of een van zijn filialen te verlaten of (iii) zich inmengen in de relatie van het Bedrijf of een van zijn filialen met een persoon of entiteit die tewerkgesteld is of zich anderszins bezighoudt om diensten te verlenen voor het Bedrijf of een van zijn filialen. (c) Niet-werving van klanten. Tijdens uw tewerkstelling bij het Bedrijf en zijn filialen en gedurende de Beperkte termijn mag u niet, rechtstreeks of onrechtstreeks, alleen of in samenwerking met iemand anders, zonder de voorafgaande schriftelijke toestemming van het Bedrijf, (i) een klant (voormalig of actueel), leverancier, licentiehouder, franchisehouder, , joint venture-partner of andere zakenrelatie van het Bedrijf of een van zijn filialen (samen 'Klanten' genoemd) te bewegen tot of proberen te bewegen tot niet langer zaken te doen met het Bedrijf of filiaal, (ii) alle of een deel van de zaken van een Klant met het Bedrijf overdragen naar een concurrent van het Bedrijf of filiaal, of (iii) op een of andere manier zich inmengen in de relatie tussen enerzijds een Klant en anderzijds het Bedrijf of een filiaal. (d) Rechtsmiddelen en dwangmaatregelen tot rechtsherstel. U erkent dat een door u gemaakte inbreuk op een van de clausules in deze Sectie 2.15 onherstelbare schade zou toebrengen aan het Bedrijf en zijn filialen voor een bedrag dat aanzienlijk maar niet onmiddellijk achterhaalbaar is, en dat elk rechtsmiddel (inclusief de betaling van schadevergoeding) ontoereikend zou zijn. Dienovereenkomstig gaat u ermee akkoord dat, niettegenstaande een tegenstrijdige bepaling in deze overeenkomst, het Bedrijf en zijn filialen naast elke andere schade die het kan aantonen ook recht heeft (zonder economisch verlies of andere daadwerkelijke schade te moeten aantonen) op dwangmaatregelen tot rechtsherstel (inclusief tijdelijke gerechtelijke bevelen, voorlopige voorzieningen en permanente voorzieningen), zonder borgstelling, in een hof van de bevoegde jurisdictie voor een feitelijke of mogelijke inbreuk van een van de clausules in deze Sectie 2.15 naast elke andere juridische of billijke rechtsmiddelen die het heeft. Daarnaast, in geval van uw opzettelijke inbreuk op de beperkende clausule (zoals gedefinieerd in deze Sectie 2.15), (i) vervallen al uw rechten volgens deze Overeenkomst, al dan niet toegezegd, onmiddellijk, en (ii) worden alle Aandelen, contacten of andere eigendom die u conform deze Overeenkomst zijn betaald of geleverd verbeurd verklaard en moet u die Aandelen, contanten of andere eigendommen terugbetalen aan het Bedrijf, en dit niet later dan dertig (30) kalenderdagen nadat het Bedrijf om uw terugbetaling heeft gevraagd. Voor de doeleinden van deze Overeenkomst verwijst "opzettelijke inbreuk op de beperkende clausule" op uw aanzienlijke inbreuk op een van de clausules in deze Sectie 2.15 waarvan u wist of door gepast onderzoek had moeten weten dat het om een aanzienlijke inbreuk zou gaan. De voorafgaande zinnen van deze Sectie 2.15 mogen niet worden beschouwd als een afstand van de rechten op schadevergoedingen die het Bedrijf en zijn filialen kunnen hebben conform deze

38 Overeenkomst of anders, en al deze rechten zijn onbeperkt. De Beperkte termijn is van kracht tijdens (en wordt geacht automatisch te worden verlengd met) een termijn waarin u in overtreding bent van de bepalingen van Sectie 2.15(a), (b) of (c), als van toepassing. Als een hof van de bevoegde jurisdictie bepaalt dat een bepaling van deze Sectie 2.15 ongeldig is of meer beperkt dan toegelaten volgens de geldende wetgeving van zulke jurisdictie, dan wordt deze bepaling, uitsluitend voor de handhaving van deze Sectie 2.15 binnen de jurisdictie van het hof, geïnterpreteerd en afgedwongen alsof ze voorzag in de maximale beperking die toegelaten is volgens zulke geldende wetgeving. (e) Bevestigingen. (1) U erkent dat het Bedrijf en zijn filialen aanzienlijke hoeveelheden tijd, geld en moeite hebben besteed en zullen blijven besteden voor het ontwikkelen van bedrijfsstrategieën, relaties met werknemers, klanten en anderen, en goodwill om een doeltreffende organisatie op te bouwen. U erkent dat het Bedrijf en zijn filialen een rechtmatig commercieel belang heeft in zijn goodwill en relaties met werknemers, klanten en anderen en het recht deze te beschermen, en dat het Bedrijf en zijn filialen ernstige schade kunnen ondervinden door het verlies of de verslechtering van zijn relaties met werknemers, klanten en anderen. U erkent daarnaast dat het Bedrijf en zijn filialen het recht hebben om de bedrijfswaarde van het Bedrijf en zijn filialen te beschermen en te behouden voor zover wettelijk toegestaan. (2) In het licht van de voorgaande erkenningen gaat u ermee akkoord dat de clausules in deze Overeenkomst redelijk en naar behoren vereist zijn voor de gepaste bescherming van de onderdelen en goodwill van het Bedrijf en zijn filialen. U erkent daarnaast dat, hoewel uw naleving van de clausules in deze Overeenkomst kunnen verhinderen dat u de kost verdient in een bedrijf dat vergelijkbaar is met de onderdelen van het Bedrijf en zijn filialen, u met uw ervaring en bekwaamheden andere kansen hebt om de kost te verdienen en over voldoende middelen te beschikken voor u en uw gezin. (3) In het licht van de erkenningen in deze Sectie 2.15 gaat u ermee akkoord om de redelijkheid, geldigheid of afdwingbaarheid van beperkingen op en verplichtingen van u in deze Sectie 2.15 niet te betwisten of aan te vechten. **** We kijken uit naar uw aanhoudende bijdrage tot de groei van het Bedrijf. Gelieve de ontvangst van het Plan en deze Award te bevestigen. Hoogachtend, /s/ Patrick Lockwood-Taylor Patrick Lockwood-Taylor Chief Executive Officer and President

39 PERRIGO COMPANY PLC UMOWA PRZYDZIAŁU AKCJI WARUNKOWYCH (W OPARCIU O WYNIKI) (W ramach długoterminowego programu motywacyjnego Perrigo Company plc 2026) DO: Participant Name ODP.: Powiadomienie o przyznaniu jednostek akcyjnych o ograniczonych prawach (w oparciu o wyniki) Informujemy, że Perrigo Company plc („Spółka”) przyznała Prawo w ramach długoterminowego programu motywacyjnego Perrigo Company plc 2026 („Program”), obowiązującego od Grant Date („Data Przyznania”). Premia składa się z jednostek akcyjnych o ograniczonych prawach opartych o wyniki. Warunki niniejszego świadczenia motywacyjnego zostały określone w pozostałej części niniejszej umowy (w tym wszelkich specjalnych warunkach określonych w dowolnym załączniku dla danego kraju („Załącznik”) (łącznie „Umowa”). Terminy pisane wielką literą, które nie zostały inaczej zdefiniowane w niniejszej Umowie będą miały przypisane znaczenie w ramach Programu. § 1 Przekazanie jednostek akcyjnych o ograniczonych prawach (w oparciu o wyniki) 1.1 Przyznanie. Od Daty Przyznania i zgodnie z warunkami niniejszej Umowy i Programu, Spółka przyznaje Ci jednostki akcyjne o ograniczonych prawach oparte na wynikach („PSU”) w Number of Awards Granted. Liczba PSU przyznanych w niniejszym punkcie 1.1 jest określana jako „Premia Docelowa”. Premia Docelowa może zostać zwiększona lub zmniejszona w zależności od poziomu osiąganych Celów Wynikowych dla wyznaczonych Wskaźników wyników, jak opisano w § 1.2. Każda PSU uprawnia Cię do nabycia prawa do Akcji Zwykłej

40 Spółki, o wartości nominalnej 0,001 EUR na akcję („Akcja Zwykła”) z Datą Przekazania PSU określoną w § 1.2, pod warunkiem, że spełnione są odpowiednie Cele wynikowe dla każdego Wskaźnika wyników. 1.2 Przekazanie. Liczba przyznanych PSU, o których mowa w § 1.1, przekazywanie, o ile takowe ma miejsce, jest ustalane z Datą Przekazania PSU. Liczba ta zostanie ustalona na podstawie średniego poziomu osiąganych rocznych Wskaźników wyników dla każdego roku obrotowego w Okresie wynikowym, zgodnie z harmonogramem ustalonym przez Komisję w momencie, gdy Wskaźniki wyników i mające zastosowanie Cele wynikowe są ustalane przez Komisję. Komisja określa corocznie jeden lub więcej Wskaźników wyników i Celów wynikowych w stosunku do każdego Wskaźnika wyników, który należy osiągnąć dla Progu, Celu i maksymalnego wyniku w roku podatkowym. Dostarczone zostaną Wskaźnik wyników i Cele wynikowe dla każdego roku podatkowego. Po zakończeniu każdego roku podatkowego w Okresie wynikowym, Komisja określi procent Docelowych PSU Premii, które byłyby należne za taki rok podatkowy, w oparciu o osiągnięcie Celów wynikowych dla każdego(-ych) Wskaźnika(-ów) wyników określonego(-ych) przez Komisję na ten rok podatkowy. Procent Premii docelowej, który byłby należny zgodnie z harmonogramem, jest dostosowywany proporcjonalnie, aby uwzględnić osiągnięte wyniki między Progiem a Celem oraz Celem a Maksimum. Pod koniec Okresu wynikowego, wypłacany procent za każdy rok podatkowy w Okresie wynikowym zostanie uśredniony, aby ustalić faktyczny procent Docelowych PSU Premii, które zostaną przekazane i będą należne z Datą przekazania PSU. W żadnym wypadku obliczenie dodatniej stopy wypłaty dla dowolnego roku podatkowego nie będzie interpretowane jako gwarancja tego, że wszelkie PSU zostaną przekazane z Datą przekazania PSU. Stopa wypłaty dla poszczególnych lat podatkowych jest ustalana wyłącznie w celu ustalenia średniej rocznej stopy wypłat w trzyletnim Okresie Wynikowym. Z wyjątkiem przypadków określonych w § 1.4, PSU zostaną trwale utracone, jeśli Data rozwiązania Umowy przypadnie przed Datą przekazania PSU. Jeżeli średnia roczna wypłata za wyniki za Okres wynikowy jest niższa niż poziom wynikowy Progu, ustalony przez Komisję, wszelkie PSU, które nie zostały wcześniej utracone, przepadają z Datą przekazania PSU. Jeżeli średnia roczna wypłata za wyniki za Okres wynikowy przekroczy maksymalny poziom wynikowy ustalony przez Komitet, w żadnym wypadku liczba przekazanych PSU nie przekroczy 200% Premii docelowej. 1.3 Definicje. Poniższe terminy w niniejszym § 1 mają następujące znaczenie. (a) „Cel wynikowy” oznacza poziom wyniku, który należy osiągnąć w stosunku do Wskaźnika wyników w roku podatkowym w przypadku minimalnej, docelowej i maksymalnej wypłaty. (b) „Wskaźnik wyników” dla dowolnego roku podatkowego oznacza jeden lub więcej wskaźników finansowych określonych przez Komisję. Komitet określa, w jaki sposób Wskaźnik wyników zostanie skorygowany, jeśli w ogóle, w wyniku nadzwyczajnych zdarzeń

41 lub okoliczności, określonych przez Komisję, lub w celu wykluczenia skutków pozycji nadzwyczajnych, nietypowych lub jednorazowych; zmian w obowiązujących przepisach, regulacjach lub zasadach rachunkowości; wahań kursów walut; działalności zaniechanej; pozycji niepieniężnych, takich jak amortyzacja lub rezerwy; utraty wartości aktywów; lub jakiegokolwiek dokapitalizowania, restrukturyzacji, reorganizacji, połączenia, przejęcia, zbycia, konsolidacji, wydzielenia, podziału, likwidacji, rozwiązania spółki, sprzedaży aktywów lub innej podobnej transakcji korporacyjnej. (c) „Okres wynikowy” oznacza okres trzech kolejnych lat podatkowych Spółki, rozpoczynający się pierwszego dnia roku podatkowego Spółki, w którym przypada Data przyznania, i kończący się ostatniego dnia trzeciego roku obrotowego w 3-letnim okresie. (d) „Data Przekazania PSU” oznacza ostatni dzień Okresu wynikowego. (e) „Odejście na mocy porozumienia stron” oznacza dobrowolne zwolnienie się ze Spółki i zaistnienie jednej lub większej liczby z następujących zmian, do których doszło bez Twojej zgody: (i) istotna zmiana położenia geograficznego, w którym musisz wykonywać usługi, przez co dojazdy z domu do głównego miejsca pracy wzrosną o ponad 48 kilometrów, lub (ii) istotne zmniejszenie uprawnień, ograniczenie obowiązków lub odpowiedzialności lub istotne zmniejszenie podstawy wynagrodzenia lub premii motywacyjnych; pod warunkiem jednak, że dobrowolna rezygnacja z pracy dla Spółki nie będzie uważana za Odejście na mocy porozumienia stron, chyba że przekażesz Spółce pisemne zawiadomienie o dobrowolnej rezygnacji i zaistnieniu zmian uzasadniających odejście w ciągu 90 dni od ich pierwszego zaistnienia. Spółka będzie miała wówczas 30 dni na naprawienie zaistniałej sytuacji, a w takim przypadku nie zostaniesz uznany(-a) za osobę, która podjęła decyzję o Odejściu na mocy porozumienia stron. W przypadku, gdy Spółka nie naprawi zaistniałej sytuacji w ciągu 30 dni, Twoja Data Rozwiązania Umowy przypadnie 31. dnia po otrzymaniu przez Spółkę potwierdzenia odbioru takiego pisemnego powiadomienia. (f) „Rozwiązanie Umowy bez przyczyny” oznacza niedobrowolne rozwiązanie stosunku pracy lub stosunku umownego przez Spółkę bez powodu, w tym między innymi (i) rozwiązanie wchodzące w życie w przypadku wyczerpania przerwy w świadczeniu pracy podczas lub pod koniec okresu wypowiedzenia na mocy Ustawy o wcześniejszym powiadomieniu pracowników o zwolnieniach grupowych („WARN” - Worker Adjustment and Retraining Notification Act) oraz (ii) sytuację, w której przebywasz na zatwierdzonej przerwie w świadczeniu pracy, podczas której Twoje stanowisko jest chronione na mocy obowiązującego prawa (np. urlop na mocy Ustawy o urlopach rodzinnych i zdrowotnych [Family Medical Leave Act]), powracasz z takiego urlopu i nie możesz zostać zatrudniony ani uzyskać żadnej innej formy stosunku umownego ze Spółką. 1.4 Specjalne Zasady Przekazywania Praw. Niezależnie od treści powyższego § 1.2, jeżeli Data rozwiązania Umowy przypada z powodu Rozwiązania Umowy bez przyczyny lub Odejścia na mocy porozumienia stron w związku ze Zmianą kontroli lub po tej Zmianie (jak określono w Programie, a taka definicja może zostać zmieniona poniżej) i przed upływem dwóch (2) lat od Zmiany kontroli wszystkie PSU, które przyznano zgodnie z § 1.1, które wcześniej nie zostały utracone, zostaną w pełni przekazane, tak jakby osiągnięto Cel dla Okresu wynikowego obowiązującego z Datą rozwiązania Umowy. Jeśli Twoja Data rozwiązania Umowy przypadnie

42 z powodu śmierci, Niepełnosprawności lub Przejścia na emeryturę, PSU zostają przekazane lub utracone z Datą przekazania PSU, określoną w § 1.2, w zależności od osiągnięcia celów wynikowych. Jeśli Data rozwiązania Umowy przypada w ciągu 24 miesięcy poprzedzających Datę przekazania PSU z powodu Niedobrowolnego rozwiązania Umowy z przyczyn ekonomicznych, wszystkie PSU przyznane na mocy niniejszej Umowy zostają przekazane lub ulegają utracie z datą określoną w § 1.2, w zależności od osiągnięcia celów wynikowych; jednak pod warunkiem, że jeśli Twoja Data rozwiązania Umowy nastąpi z przyczyny opisanej zarówno w tym zdaniu, jak i w pierwszym zdaniu w niniejszym § 1.4, zamiast zasad przekazywania opisanych w niniejszym zdaniu obowiązywać będą specjalne zasady przekazywania praw, opisane w pierwszym zdaniu niniejszego § 1.4. 1.5 Rozliczenie PSU. Tak szybko jak tylko jest to możliwe po dniu pierwszego, regularnie odbywającego się posiedzenia Komisji, następującego po ostatnim dniu Okresu wynikowego, w którym Komisja poświadcza średnią wypłatę za każdy z trzech lat Okresu wynikowego (lub, jeśli wcześniej, termin, w którym PSU zostają przekazane zgodnie ze specjalnymi zasadami przekazywania praw, opisanymi w § 1.4), Spółka przekaże Ci jedną Akcję Zwykłą za każdą PSU, jeśli takowa istnieje, zgodnie z § 1.2 lub 1.4 niniejszej Umowy (data takiego przekazania jest „Datą rozliczenia” dla celów niniejszej Umowy); pod warunkiem jednak, że Spółka według własnego uznania może rozliczyć PSU w gotówce, w oparciu o rzeczywistą wartość rynkową akcji z datą przekazania. Nie zostaną przekazane żadne ułamkowe części akcji. Każda część ułamkowa akcji zostanie zaokrąglona do najbliższej całej akcji. Dochód związany z przekazaniem PSU oraz kwota wymaganej zaliczki na podatek zostaną ustalone na podstawie wartości akcji w dniu rozliczenia. PSU nie kwalifikują się jako ekwiwalenty dywidendy. § 2 Ogólne Warunki 2.1 Niezbywalność. Prawo przyznane w ramach niniejszej Umowy nie może zostać zbyte w sposób inny niż na mocy testamentu lub przez dziedziczenia i podziału. 2.2 Brak praw powiązanych z posiadaniem Akcji. Jako Akcjonariusz nie będziesz posiadać żadnych praw w stosunku do jakichkolwiek Akcji Zwykłych w ramach PSU przed datą wydania Ci certyfikatu lub certyfikatów takich akcji. 2.3 Rozwiązanie Umowy z przyczyny leżącej po stronie pracownika. Jeśli Data Rozwiązania Umowy nastąpi z przyczyny leżącej po stronie pracownika, wszystkie prawa wynikające z niniejszej Umowy niezwłocznie wygasają niezależnie od tego, czy prawa te zostały nabyte czy nie. 2.4 Prawa przyznane w ramach Programu. Przyznanie Prawa na mocy niniejszej Umowy odbywa się zgodnie z Programem, przy czym Prawo może zostać zrealizowane wyłącznie zgodnie z obowiązującymi warunkami Programu. Program zawiera określone definicje, restrykcje, ograniczenia i inne warunki, z których wszystkie mają zastosowanie w ramach niniejszej Umowy. WSZYSTKIE POSTANOWIENIA PROGRAMU ZOSTAJĄ WŁĄCZONE DO NINIEJSZEJ UMOWY PRZEZ ODNIESIENIE I STANOWIĄ CZĘŚĆ

43 NINIEJSZEJ UMOWY W TEN SAM SPOSÓB, TAK JAKBY KAŻDE TAKIE POSTANOWIENIE ZOSTAŁO W PEŁNI WPISANE DO NINIEJSZEJ UMOWY. Jeżeli Program stanie się nieważny lub niewykonalny z mocy prawa lub decyzji sądowej, niniejsza Umowa traci moc wiążącą. Żadne z postanowień niniejszej Umowy nie ma na celu ani nie należy interpretować żadnego z jej postanowień jako ograniczającego lub usuwającego jakąkolwiek definicję, restrykcję, ograniczenie lub inny warunek Programu, który jest istotny dla niniejszej Umowy i który może zostać w określony sposób zastosowany w niej przez Komisję. W przypadku wystąpienia sprzeczności pomiędzy postanowieniami niniejszej Umowy i Programu, w oparciu o zasadę wykładni warunki Programu zostaną uznane za nadrzędne i obowiązujące. 2.5 Korekty w przypadku Zmiany Akcji Zwykłych. W przypadku podziału akcji, dywidendy w postaci akcji, dokapitalizowania, przeklasyfikowania lub połączenia akcji, połączenia spółek, sprzedaży aktywów lub podobnego zdarzenia, liczba i rodzaj akcji, względem których przyznawane jest Prawo w ramach niniejszej Umowy oraz ich cena wykonania zostaną odpowiednio skorygowane w sprawiedliwy sposób, aby zapobiec „rozwodnieniu” lub rozszerzeniu przyznanych lub przysługujących Ci praw. 2.6 Potwierdzenie odbioru. Spółka i Ty zgadzacie się, że PSU są przyznawane na podstawie Zawiadomienia o Przyznaniu, niniejszej Umowy (w tym Załącznika, jeśli ma on zastosowanie) i postanowień Programu (włączonych tutaj przez odniesienie). Ty: (i) potwierdzasz otrzymanie kopii każdego z powyższych dokumentów, (ii) zapewniasz, że dokładnie przeczytałeś(-aś) i zapoznałeś(-aś) się z ich zapisami, oraz (iii) niniejszym akceptujesz PSU zgodnie z wszystkimi warunkami określonymi w niniejszym dokumencie oraz te określone w Programie i Zawiadomieniu o Przyznaniu. 2.7 Podatki i zaliczki na podatek. (a) Zaliczki na podatek (dotyczy tylko osób fizycznych podlegających amerykańskim przepisom podatkowym). Przyznane Prawo podlega potrąceniu wszystkich należnych podatków. Spółka może odmówić lub zezwolić na przekazanie jej wszelkich federalnych, stanowych lub lokalnych podatków należnych przy przyznawaniu, przekazywaniu lub innym zdarzeniu nakładającym zobowiązanie podatkowe w związku z przyznanym Prawem. Jeśli nie przekazałeś(-aś) Spółce pełnej kwoty zaliczki na podatek do dnia, w którym Spółka jest zobowiązana do zapłaty takiej zaliczki właściwemu organowi podatkowemu (lub w takim wcześniejszym terminie, który Spółka może określić w celu uzyskania pomocy w terminowym wywiązaniu się z obowiązków związanych z płatnością zaliczki na podatek), Spółka będzie miała jednostronne prawo do wstrzymania Akcji Zwykłych, względem których przyznawane jest Prawo w wysokości, którą uzna za wystarczającą do opłacenia zaliczki na podatek wymaganej przez prawo. Podatki stanowe będą potrącane według właściwej stawki ustalonej przez stan, w którym jesteś zatrudniony(-a) lub byłeś(-aś) ostatnio zatrudniony(-a) przez Spółkę. W żadnym wypadku liczba akcji nie może przekroczyć liczby niezbędnej do spełnienia maksymalnych federalnych, stanowych i lokalnych wymogów dotyczących potrącania podatku dochodowego i podatku odprowadzanego z tytułu zatrudnienia. Możesz zrezygnować z wcześniej nabytych Akcji Zwykłych lub nakazać Spółce wstrzymanie Akcji Zwykłych związanych z przyznanym Prawem w kwocie wystarczającej do pokrycia całości lub części zaliczki na podatek wymaganej przez prawo.

44 (b) Zobowiązanie podatkowe (dotyczy tylko osób fizycznych podlegających przepisom podatkowym poza Stanami Zjednoczonymi). Niezależnie od jakichkolwiek działań podejmowanych przez Spółkę lub, jeśli jest to inny podmiot, przez zatrudniający lub angażujący Podmiot powiązany w odniesieniu do jakiejkolwiek części lub całości podatku dochodowego, ubezpieczenia społecznego, podatku od wynagrodzeń, płatności na konto lub innych elementów podatkowych związanych z uczestnictwem w Programie i zgodnie z prawem („Pozycje podatkowe”), przyjmujesz do wiadomości, że ostateczne zobowiązanie za wszystkie Pozycje podatkowe spoczywa na Tobie i może przekraczać kwotę faktycznie potrąconą przez Spółkę lub zatrudniający lub angażujący Podmiot powiązany. Ponadto przyjmujesz do wiadomości, że Spółka i/lub zatrudniający lub angażujący Podmiot powiązany, (1) nie składają żadnych oświadczeń ani zobowiązań dotyczących traktowania jakichkolwiek Pozycji podatkowych w związku z dowolnym aspektem PSU, w tym między innymi, przyznaniem, przekazaniem lub wykonaniem PSU, późniejszą sprzedażą Akcji Zwykłych nabytych w wyniku takiego wykonania oraz otrzymywaniem dywidend; oraz (2) nie zobowiązują się do modyfikacji warunków przyznania lub jakiegokolwiek aspektu PSU w celu zmniejszenia lub usunięcia zobowiązania związanego z Pozycjami podatkowymi lub osiągnięcia określonego wyniku podatkowego. Ponadto, jeśli podlegasz opodatkowaniu w więcej niż jednej jurysdykcji między Datą przyznania PSU a datą jakiegokolwiek istotnego zdarzenia podlegającego opodatkowaniu, w zależności od przypadku, potwierdzasz, że Spółka i/lub Podmiot powiązany zatrudniają lub angażują Cię (lub zatrudniali lub angażowali wcześniej, w zależności od przypadku), możesz zostać zobowiązany(- a) do zapłaty zaliczki na podatek lub rozliczenia Pozycji Podatkowych w więcej niż jednej jurysdykcji. (1) Przed każdym odpowiednim zdarzeniem podlegającym opodatkowaniu lub zdarzeniem związanym z zapłatą zaliczki na podatek, zależnie od przypadku, zapłacisz lub dokonasz odpowiednich uzgodnień zadowalających Spółkę i/lub zatrudniający lub angażujący Podmiot powiązany w celu zaspokojenia wszystkich Pozycji podatkowych. W związku z tym upoważniasz Spółkę i/lub zatrudniający lub angażujący Podmiot powiązany, lub ich odpowiednich przedstawicieli, według własnego uznania, do wypełnienia zobowiązań w stosunku do wszystkich Pozycji Podatkowych poprzez jedną czynność lub kombinację następujących czynności: (A) potrącenie z wynagrodzenia lub innego wynagrodzenia pieniężnego wypłacanego Tobie przez Spółkę i/lub zatrudniający lub angażujący Podmiot powiązany; lub (B) potrącenie z wpływów ze sprzedaży Akcji Zwykłych nabytych w wyniku wykonania PSU albo w drodze dobrowolnej sprzedaży, albo w drodze obowiązkowej sprzedaży zorganizowanej przez Spółkę (w Twoim imieniu, zgodnie z niniejszym upoważnieniem); lub (C) wstrzymanie emisji Akcji Zwykłych przy zrealizowaniu PSU. (2) Aby uniknąć negatywnej oceny prawnobilansowej, Spółka może potrącać lub rozliczać Pozycje Podatkowe, uwzględniając obowiązujące ustawowe kwoty zaliczek na podatek lub inne obowiązujące stawki podatku u źródła. Jeżeli zobowiązanie

45 dotyczące Pozycji podatkowych zostaje zrealizowane poprzez odprowadzanie podatku z Akcji Zwykłych, dla celów podatkowych, uznaje się, że emitowano dla Ciebie pełną liczbę Akcji Zwykłych w ramach wykonanej PSU, bez względu na to, że pewna liczba Akcji Zwykłych jest wstrzymywana wyłącznie w celu spłaty Pozycji Podatkowych. (3) Spłacisz Spółce lub zatrudniającemu lub angażującemu Podmiotowi Powiązanemu wszelkie Pozycje Podatkowe, które Spółka lub zatrudniający lub angażujący Podmiot Powiązany może być zobowiązany do zatrzymania lub rozliczenia w wyniku uczestnictwa w Programie, których nie można zaspokoić opisanymi wcześniej środkami. Spółka może odmówić emisji lub dostarczenia Akcji Zwykłych lub wpływów ze sprzedaży Akcji Zwykłych, jeżeli nie wywiążesz się ze swoich zobowiązań związanych z Pozycjami Podatkowymi. 2.8 Zgodność z obowiązującym prawem. Emisja Akcji Zwykłych będzie podlegać i będzie uzależniona od przestrzegania przez Spółkę i Ciebie, w tym wszelkich pisemnych oświadczeń, gwarancji i umów, o które Administrator może Cię poprosić w celu zachowania zgodności ze wszystkimi (i) prawami i przepisami stanowymi i federalnymi obowiązującymi w Stanach Zjednoczonych, (ii) obowiązującymi przepisami prawa kraju, który zamieszkujesz, dotyczące emisji lub sprzedaży Akcji Zwykłych, oraz (iii) obowiązującymi wymogami dowolnej giełdy papierów wartościowych lub automatycznego systemu notowań, w którym Akcje Zwykłe Spółki mogą być wymienione lub notowane w momencie takiej emisji lub zbycia. Bez względu na jakiekolwiek inne postanowienie niniejszej Umowy, Spółka nie będzie zobowiązana do emisji jakichkolwiek Akcji Zwykłych w ramach niniejszej Umowy, jeżeli taka emisja naruszyłaby obowiązujące prawo lub obowiązujące przepisy lub wymogi jakiejkolwiek giełdy papierów wartościowych lub podobnego podmiotu. 2.9 Krótki okres przejściowy (dotyczy tylko osób podlegających federalnym przepisom podatkowym w Stanach Zjednoczonych). PSU należne na podstawie niniejszej Umowy mają zostać zwolnione z postanowień art. 409A Kodeksu na podstawie zwolnienia dotyczącego krótkich okresów przejściowych. W związku z tym PSU zostaną rozliczone nie później niż 15. dnia trzeciego miesiąca następującego po (i) zakończeniu roku podatkowego pracownika, w którym przypada data przekazania, lub (ii) zakończeniu roku podatkowego Spółki, w którym przypada data przekazania. 2.10 Ochrona danych osobowych. (a) Zasady dotyczące ochrony danych osobowych w Stanach Zjednoczonych (obowiązujące tylko wtedy, gdy przyznane Prawo podlega amerykańskim przepisom o ochronie danych osobowych). Zawierając niniejszą Umowę i akceptując przyznane Prawo, (a) wyraźnie i jednoznacznie wyrażasz zgodę na gromadzenie, wykorzystywanie i przekazywanie, w formie elektronicznej lub innej, jakichkolwiek danych osobowych, które są niezbędne do ułatwienia wdrożenia, administrowania i zarządzania przyznanym Prawem i Programem, (b) rozumiesz, że Spółka może, w celu wdrożenia, administrowania i zarządzania Programem, posiadać Twoje określone dane osobowe, w tym między innymi imię i nazwisko, adres zamieszkania i numer telefonu, datę urodzenia, numer ubezpieczenia społecznego lub inny numer identyfikacyjny, dane dot. wynagrodzenia, narodowości, stanowiska i szczegółowe informacje na temat wszystkich Praw lub uprawnień do Akcji przyznanych Ci w ramach Programu lub w inny sposób

46 („Dane Osobowe”), (c) rozumiesz, że Dane Osobowe mogą zostać przekazane dowolnym stronom trzecim pomagającym we wdrażaniu Planu, administrowaniu i zarządzaniu nim, w tym dowolnemu brokerowi, u którego złożone w depozycie mogą zostać Akcje wyemitowane po przekazaniu lub wykonaniu przyznanego Prawa, oraz że Ci odbiorcy mogą znajdować się w Twoim kraju lub w innym miejscu, a w kraju odbiorcy mogą obowiązywać inne przepisy i zabezpieczenia danych osobowych niż w Twoim kraju, (d) zrzekasz się wszelkich praw związanych z ochroną prywatności danych, które możesz posiadać w stosunku do danych, oraz (e) upoważniasz Spółkę, jej Podmioty Powiązane i pełnomocnicy do przechowywania i przekazywania takich informacji w formie elektronicznej. (b) Zasady dotyczące ochrony danych osobowych obowiązujące poza Stanami Zjednoczonymi (obowiązujące tylko wtedy, gdy Prawo podlega przepisom o ochronie danych osobowych innych państw) (1) Zawierając niniejszą Umowę i akceptując niniejszą Premię, wyraźnie i jednoznacznie wyrażasz zgodę na gromadzenie, wykorzystywanie i przekazywanie, w formie elektronicznej lub innej, swoich danych osobowych, jak opisano w niniejszej Umowie oraz wszelkich innych materiałach dot. przyznania PSU, w stosownych przypadkach, przez zatrudniający lub angażujący Podmiot powiązany, Spółkę i jej Podmioty powiązane wyłącznie w celu wdrożenia, administrowania i zarządzania twoim uczestnictwem w Programie. (2) Rozumiesz, że Spółka i zatrudniający lub angażujący Podmiot powiązany może przechowywać określone dane osobowe, w tym między innymi imię i nazwisko, adres zamieszkania i numer telefonu, datę urodzenia, numer ubezpieczenia społecznego lub inny numer identyfikacyjny, wynagrodzenie, narodowość, stanowisko, wszelkie Akcje Zwykłe lub stanowiska dyrektorskie w Spółce, szczegółowe informacje na temat PSU lub wszelkich innych praw do przyznanych Akcji Zwykłych, anulowanych, wykonywanych, przekazanych, nieprzekazanych lub pozostałych, wyłącznie w celu realizacji, administrowania i zarządzanie Programem („Dane”). (3) Rozumiesz, że Dane zostaną przekazane radcy prawnemu lub brokerowi lub innemu dostawcy usług w zakresie Programu akcji, który może zostać wybrany przez Spółkę w przyszłości, który wspiera Spółkę we wdrażaniu, administrowaniu i zarządzaniu Programem. Rozumiesz, że odbiorcy Danych mogą znajdować się w Stanach Zjednoczonych lub w innych krajach, a w kraju odbiorcy (np. Stanach Zjednoczonych) mogą obowiązywać inne przepisy dotyczące ochrony danych osobowych i zabezpieczeń niż w Twoim kraju zamieszkania. Rozumiesz, że jeśli mieszkasz poza Stanami Zjednoczonymi, możesz poprosić o listę z imionami i nazwiskami, i adresami wszelkich potencjalnych odbiorców Danych, kontaktując się z lokalnym przedstawicielem działu kadr lub przedstawicielem działu kadr Spółki. Upoważniasz Spółkę i innych potencjalnych odbiorców, którzy mogą pomóc Spółce (obecnie lub w przyszłości) we wdrażaniu, administrowaniu i zarządzaniu Programem w celu otrzymywania, posiadania, używania, przechowywania i przekazywania Danych, w formie elektronicznej lub innej, wyłącznie w celu wdrożenia, administrowania i zarządzania Twoim uczestnictwem w Programie. Rozumiesz, że Dane będą przechowywane tylko tak długo, jak będzie to konieczne do wdrożenia, administrowania i zarządzania Twoim uczestnictwem w Programie. Rozumiesz, że jeśli mieszkasz poza Stanami Zjednoczonymi, możesz w dowolnym momencie przeglądać Dane, żądać dodatkowych informacji na temat przechowywania i przetwarzania Danych,

47 wymagać wszelkich niezbędnych zmian Danych lub odmówić lub cofnąć zgody w niniejszym dokumencie, w każdym przypadku bez ponoszenia kosztów, kontaktując się na piśmie z lokalnym przedstawicielem działu kadr lub przedstawicielem działu kadr Spółki. Rozumiesz jednak, że odmowa lub wycofanie Twojej zgody może wpłynąć na Twoją zdolność do uczestnictwa w Programie. Aby uzyskać więcej informacji na temat konsekwencji odmowy wyrażenia zgody lub wycofania zgody, rozumiesz, że możesz skontaktować się z lokalnym przedstawicielem działu kadr lub przedstawicielem działu kadr Spółki. 2.11 Następcy Prawni i Cesjonariusze. Niniejsza Umowa będzie wiążąca dla jednego lub wszystkich następców prawnych i cesjonariuszy Spółki. 2.12 Obowiązujące Prawo. Niniejsza Umowa podlega, będzie interpretowana i realizowana zgodnie z obowiązującymi przepisami Kodeksu w maksymalnym możliwym zakresie, a w inny sposób przez ustawodawstwo stanu Michigan, bez względu na zasady kolizji przepisów prawnych, pod warunkiem, że jesteś cudzoziemcem lub osobą zatrudnioną poza Stanami Zjednoczonymi, niniejsza Umowa podlega, będzie interpretowana i realizowana zgodnie z obowiązującym prawem zagranicznym, w zakresie, w jakim takie prawo różni się od Kodeksu i prawa stanu Michigan. Wszelkie postępowania związane z niniejszą Umową lub wynikające z niej będą wszczynane, ścigane lub kontynuowane w Sądzie Okręgowym w hrabstwie Kent w Grand Rapids w stanie Michigan lub w amerykańskim sądzie rejonowym dla północnej części stanu Michigan, i w dowolnym amerykańskim sądzie apelacyjnym. 2.13 Przepadek PSU. Jeśli Spółka, w wyniku niewłaściwego postępowania, jest zobowiązana do sporządzenia korekty rachunkowej z powodu istotnej niezgodności z jakimkolwiek wymogiem sprawozdawczości finansowej wynikającym z przepisów dotyczących papierów wartościowych, wówczas (a) jeżeli kapitałowe świadczenie pracownicze ulega automatycznemu przepadkowi z powodu takiego niewłaściwego postępowania i sporządzenia korekty, zgodnie z art. 304 ustawy Sarbanes-Oxley Act z 2002 r. lub (b) Komitet stwierdza, że świadomie angażowałeś(-aś) się lub nie zapobiegłeś(-as) niewłaściwemu działaniu, a Twoje działania lub zaniechania stanowiły rażące zaniedbanie w stosunku do niewłaściwego postępowania i korekty, (i) będziesz zobowiązany(-a) do zwrotu Spółce wszelkich zysków związanych z dowolną PSU zrealizowaną w okresie dwunastu miesięcy od pierwszej publicznej emisji lub przedłożenia w SEC (w zależności od tego, co nastąpi wcześniej) dokumentu finansowego zawierającego taki wymóg sprawozdawczości finansowej, oraz (ii) wszelkie pozostałe Opcje zostaną niezwłocznie utracone. Ponadto Akcje Zwykłe nabyte w wyniku wykonania tej Umowy oraz wszelkie zyski ze sprzedaży takich Akcji Zwykłych podlegają wszelkim zasadom „wycofania” lub zwrotu nienależnych korzyści, przyjętym później przez Spółkę. 2.14 Zasady specjalne dla Beneficjentów spoza Stanów Zjednoczonych (obowiązują tylko w przypadku osób mieszkających poza Stanami Zjednoczonymi) (a) Charakter przyznania. Przyjmując przyznanie, potwierdzasz, rozumiesz i zgadzasz się, że: (1) Program jest dobrowolnie opracowywany przez Spółkę, ma charakter uznaniowy i może być modyfikowany, zmieniany, zawieszany lub zakończony przez

48 Spółkę w dowolnym momencie, chyba że Program stanowi inaczej. (2) przyznanie PSU jest dobrowolne i okazjonalne i nie stwarza żadnego umownego ani innego prawa do przyznania PSU w przyszłości lub korzyści zamiast PSU, nawet jeśli PSU była wielokrotnie przyznawana w przeszłości; (3) wszelkie decyzje dotyczące przyszłych przyznanych PSU, jeśli takowe zostaną podjęte, będą podejmowane według wyłącznego uznania Spółki; (4) dobrowolnie uczestniczysz w Programie; (5) PSU i Akcje Zwykłe będące przedmiotem PSU są pozycją nadzwyczajną i która wykracza poza zakres umowy o pracę lub umowy o świadczenie usług, jeżeli taka istnieje; (6) PSU i Akcje Zwykłe będące przedmiotem PSU nie mają na celu zastąpienia jakichkolwiek uprawnień emerytalnych lub wynagrodzeń; (7) PSU i Akcje Zwykłe będące przedmiotem PSU nie są częścią normalnego lub oczekiwanego wynagrodzenia do celów wyliczania wszelkich odpraw, zwolnień, rozwiązań, odpraw wypłacanych na zakończenie stosunku pracy, premii, nagród jubileuszowych, emerytur lub rent lub świadczeń socjalnych lub podobnych zapłat, i w żadnym wypadku nie powinny być uważane za wynagrodzenie za wcześniejsze świadczenia na rzecz Spółki, zatrudniającego lub angażującego Podmiotu powiązanego lub jakiegokolwiek innego Podmiotu powiązanego; (8) przyznanie i Twoje uczestnictwo w Programie nie będą interpretowane jako umowa o pracę lub umowa o świadczenie usług zawiązana ze Spółką lub jakimkolwiek Podmiotem powiązanym; (9) przyszła wartość bazowych Akcji Zwykłych jest nieznana, nieokreślona i nie można jej z absolutną pewnością przewidzieć; (10) żadne roszczenie lub prawo do wynagrodzenie lub odszkodowania nie powstanie w wyniku przepadku PSU wynikającego z Daty rozwiązania Umowy (z jakiegokolwiek powodu, niezależnie od tego, czy okaże się ona później nieważna i czy narusza przepisy prawa pracy w jurysdykcji, w której jesteś zatrudniony(-a) lub świadczysz usługi, lub warunki umowy o pracę, jeśli takie istnieją), a biorąc pod uwagę przyznanie PSU, do której w innym przypadku nie jesteś uprawniony(-a), nieodwołalnie zgadzasz się nigdy nie wnosić żadnych roszczeń w stosunku do Spółki lub zatrudniającego lub angażującego Podmiotu powiązanego zrezygnujesz z ewentualnej możliwości wniesienia takiego roszczenia i zwolnisz Spółkę i zatrudniający lub angażujący Podmiot powiązany od takiego roszczenia; jeżeli, niezależnie od powyższego, jakiekolwiek takie roszczenie jest dozwolone przez sąd właściwej jurysdykcji, wówczas, biorąc udział w Programie, nieodwołalnie zostanie uznane, że zgodziłeś(- aś) się nie dochodzić takiego roszczenia i zgadzasz się na wykonanie wszelkich dokumentów niezbędnych do wniesienia wniosku o oddalenie lub wycofanie takiego roszczenia; i (11) potwierdzasz i zgadzasz się, że ani Spółka, zatrudniający lub

49 angażujący Podmiot powiązany ani żaden inny Podmiot powiązany nie będzie odpowiedzialny za jakiekolwiek wahania kursów wymiany walut między walutą kraju, w którym mieszkasz, a dolarem amerykańskim, które mogą mieć wpływ na wartość PSU lub dowolnych kwot Tobie należnych, zgodnie z rozliczeniem PSU lub późniejszą sprzedażą Akcji Zwykłych nabytych w wyniku rozliczenia. (b) Załącznik. Niezależnie od jakichkolwiek postanowień niniejszej Umowy, przyznanie Opcji będzie podlegać specjalnym warunkom określonym w dowolnym Załączniku do niniejszej Umowy. Ponadto, jeśli przeprowadzisz się do jednego z krajów wymienionych w Załączniku, obowiązują Cię specjalne warunki dla takiego kraju, o ile Spółka stwierdzi, że zastosowanie takich postanowień jest konieczne lub wskazane w celu zapewnienia zgodności z przepisami prawa kraju zamieszkania lub w celu ułatwienia zarządzania Programem. Jeśli przeprowadzisz się do Stanów Zjednoczonych, obowiązują Cię specjalne warunki zawarte w Załączniku, lub przestają Cię obowiązywać w zakresie w jakim Spółka stwierdzi, że zastosowanie lub inne działanie dla takich postanowień jest konieczne lub wskazane w celu ułatwienia zarządzania Programem. Załącznik stanowi część niniejszej Umowy. (c) Nałożenie innych wymogów. Spółka zastrzega sobie prawo do nałożenia innych wymogów na uczestnictwo w Programie, na PSU i na Akcje Zwykłe nabyte w ramach Programu, w zakresie, w jakim Spółka uzna to za konieczne lub wskazane w celu zapewnienia zgodności z prawem kraju, w którym przebywasz, w celu ułatwienia administrowania Programem lub w celu ułatwienia zarządzania nim, a także do nałożenia wymogów podpisania wszelkich dodatkowych umów lub zobowiązań, które mogą być konieczne do osiągnięcia powyższego. 2.15 Zakaz konkurencji i zakaz podejmowania współpracy. (a) Zakaz konkurencji. W okresie zatrudnienia w Spółce i jej Podmiotach stowarzyszonych oraz przez okres dwunastu (12) miesięcy od Daty rozwiązania umowy („Okres ograniczony”) nie możesz (i) bezpośrednio ani pośrednio, bez uprzedniej pisemnej zgody Spółki nawiązać współpracy ani nabyć istotnego lub kontrolnego pakietu jako właściciel, partner, akcjonariusz, licencjodawca, członek zarządu, dyrektor, agent lub konsultant jakiejkolwiek Osoby, która prowadzi działalność konkurencyjną w stosunku do działalności prowadzonej przez Spółkę lub którykolwiek z jej Podmiotów stowarzyszonych w dowolnym miejscu w kraju lub krajach, w których normalnie wykonujesz pracę lub świadczysz usługi; lub (ii) przyjąć oferty zatrudnienia ani zaangażować się w jakimkolwiek charakterze, w tym jako pracownik, członek zarządu, konsultant lub doradca, bezpośrednio lub pośrednio, na rzecz każdej Osoby, która prowadzi działalność konkurencyjną w stosunku do działalności prowadzonej przez Spółkę lub którykolwiek z jej Podmiotów stowarzyszonych w dowolnym miejscu w kraju lub krajach, w których normalnie wykonujesz pracę lub świadczysz usługi. Dla celów niniejszej Umowy prowadzenie działalności konkurencyjnej w stosunku do działalności prowadzonej przez Spółkę lub którykolwiek z jej Podmiotów stowarzyszonych obejmuje sprzedaż, produkcję, dystrybucję lub badania i rozwój jakiegokolwiek produktu lub usługi, podobnych do produktu lub usługi sprzedawanej, dystrybuowanej, wprowadzanej na rynek, badanej lub rozwijanej (w tym poprzez wspólne przedsięwzięcie lub inwestycję w inny podmiot) przez Spółkę lub którykolwiek z jej Podmiotów stowarzyszonych, włączając w to sprzedawane bez recepty leki i suplementy diety marek sklepowych i ekonomicznych, generyczne produkty farmaceutyczne o przedłużonym

50 działaniu do stosowania zewnętrznego wydawane na receptę, odżywki dla niemowląt, produkty do pielęgnacji jamy ustnej oraz każdy inny produkt lub produkty, które Spółka lub Podmiot stowarzyszony wprowadza lub planuje wprowadzić na rynek w okresie Twojego zatrudnienia w Spółce oraz w ciągu jednego roku od Daty rozwiązania umowy. W przypadku zakończenia sprzedaży, przeniesienia lub innej formy zbycia działalności Spółki Perrigo Prescription Pharmaceutical w Okresie ograniczonym niniejszy punkt 2.15(a) nie będzie miał zastosowania do działalności Spółki Perrigo Prescription Pharmaceutical. Niezależnie od powyższego żaden element niniejszego postanowienia nie zakazuje biernego posiadania dwóch procent (2%) lub mniej pozostających w obrocie papierów wartościowych jakiejkolwiek klasy dowolnej spółki notowanej na krajowej giełdzie papierów wartościowych lub w automatycznym systemie notowań. Możesz złożyć pisemną prośbę do dyrektora działu kadr Spółki o wyjątek od postanowień niniejszego punktu 2.15(a), a udzielenie zgody na ten wyjątek nie zostanie bezzasadnie wstrzymane, w szczególności w przypadku chęci zatrudnienia w firmie, która nie konkuruje z segmentem Spółki, w której pracowałeś lub świadczyłeś usługi w ciągu ostatnich dwóch lat zatrudnienia w Spółce. (b) Zakaz podejmowania współpracy z Usługodawcami. W okresie zatrudnienia w Spółce i jej Podmiotach stowarzyszonych oraz w czasie trwania Okresu ograniczonego nie możesz, bezpośrednio ani pośrednio, bez uprzedniej pisemnej zgody Spółki, (i) aktywnie oferować stanowiska, rekrutować ani zatrudniać jakiejkolwiek osoby, która jest w danym momencie lub która w dowolnym momencie w okresie 12 miesięcy przed takim oferowaniem stanowiska lub zatrudnieniem była pracownikiem lub konsultantem Spółki lub któregokolwiek z jej Podmiotów stowarzyszonych, (ii) nakłaniać lub zachęcać jakiegokolwiek pracownika Spółki lub któregokolwiek z jej Podmiotów stowarzyszonych do odejścia z pracy w Spółce lub którymkolwiek z jej Podmiotów stowarzyszonych, lub (iii) ingerować w relacje Spółki lub któregokolwiek z jej Podmiotów stowarzyszonych z jakąkolwiek osobą lub podmiotem, który jest zatrudniony lub w inny sposób zaangażowany w świadczenie usług na rzecz Spółki lub któregokolwiek z jej Podmiotów stowarzyszonych. (c) Zakaz podejmowania współpracy z Klientami. W okresie zatrudnienia w Spółce i jej Podmiotach stowarzyszonych oraz w czasie trwania Okresu ograniczonego nie możesz, bezpośrednio ani pośrednio, sam lub wspólnie z jakąkolwiek inną Osobą, bez uprzedniej pisemnej zgody Spółki, (i) nakłaniać lub usiłować nakłaniać jakiegokolwiek klienta, kontrahenta (byłego lub obecnego), dostawcy, licencjobiorcy, franczyzobiorcy, partnera joint venture lub osoby pozostającej w innych relacjach biznesowych ze Spółką lub którymkolwiek z jej Podmiotów stowarzyszonych (zwanych łącznie „Klientami”) do zaprzestania prowadzenia interesów ze Spółką lub którymkolwiek z jej Podmiotów stowarzyszonych, (ii) kierować całości lub części interesów Klienta prowadzonych ze Spółką do jakiegokolwiek konkurenta Spółki lub jej Podmiotów stowarzyszonych, lub (iii) w jakikolwiek sposób zakłócać relacji pomiędzy jakimkolwiek Klientem, z jednej strony, a Spółką lub którymkolwiek z jej Podmiotów stowarzyszonych z drugiej strony. (d) Środki zaradcze i zabezpieczenie roszczeń w drodze nakazu lub zakazu sądowego. Przyjmujesz do wiadomości, że naruszenie któregokolwiek z postanowień zawartych w niniejszym punkcie 2.15 spowodowałoby nieodwracalne szkody dla Spółki i jej Podmiotów stowarzyszonych w znacznej kwocie, której nie dałoby się w prosty sposób ustalić, i że wszelkie środki prawne (w tym zapłata odszkodowania) byłyby niewystarczające. W związku z tym

51 zgadzasz się, że niezależnie od jakichkolwiek postanowień niniejszej Umowy, oprócz innych form odszkodowania, którego wysokość Spółka jest w stanie wykazać, Spółka i jej Podmioty stowarzyszone są uprawnione (bez konieczności wykazania straty ekonomicznej lub innej rzeczywistej szkody) do zabezpieczenia roszczeń w drodze nakazu lub zakazu sądowego (w tym tymczasowych środków zabezpieczających, nakazów tymczasowych i nakazów stałych), bez składania kaucji przez dowolny sąd właściwej jurysdykcji w odniesieniu do jakiegokolwiek naruszenia lub groźby naruszenia któregokolwiek z postanowień niniejszego punktu 2.15, oprócz wszelkich innych przysługujących Spółce środków prawnych lub zadośćuczynień na zasadzie słuszności. Ponadto w przypadku umyślnego naruszenia postanowienia ograniczającego (zgodnie z definicją zawartą w niniejszym punkcie 2.15), (i) wszystkie prawa przysługujące Ci na mocy niniejszej Umowy, niezależnie od tego, czy zostały one nabyte, czy też nie, wygasają ze skutkiem natychmiastowym, oraz (ii) wszelkie Akcje, środki pieniężne lub inne przedmioty majątkowe wypłacone lub przekazane Ci zgodnie z niniejszą Umową zostają utracone i jesteś zobowiązany do zwrotu takich Akcji, środków pieniężnych lub innych przedmiotów majątkowych Spółce, nie później niż trzydzieści (30) dni kalendarzowych po złożeniu przez Spółkę wniosku o ich zwrot. Dla celów niniejszej Umowy „Umyślne naruszenie postanowienia ograniczającego” oznacza istotne naruszenie przez Ciebie któregokolwiek z postanowień niniejszego punktu 2.15, co do którego wiedziałeś lub powinieneś był wiedzieć po należytej weryfikacji, że stanowi takie istotne naruszenie. Nie należy interpretować poprzednich zdań niniejszego punktu 2.15 jako zrzeczenia się ewentualnych praw przysługujących Spółce i jej Podmiotom stowarzyszonym z tytułu odszkodowania na mocy niniejszej Umowy lub z innego tytułu, a wszystkie takie prawa są nieograniczone. Okres ograniczony zostaje zawieszony podczas (i zostanie uznany za automatycznie przedłużony o) każdego okresu, w którym naruszasz postanowienia odpowiednio punktu 2.15(a), (b) lub (c). W przypadku gdy sąd właściwej jurysdykcji uzna, że którekolwiek z postanowień niniejszego punktu 2.15 jest nieważne lub bardziej restrykcyjne, niż zezwala na to prawo właściwe dla takiej jurysdykcji, wówczas wyłącznie w odniesieniu do wykonania postanowień niniejszego punktu 2.15 w ramach jurysdykcji tego sądu, postanowienie takie będzie interpretowane i wykonywane w myśl maksymalnego ograniczenia dozwolonego przez takie prawo właściwe. (e) Potwierdzenia. (1) Potwierdzasz, że Spółka i jej Podmioty stowarzyszone poświęciły i nadal będą poświęcać znaczną ilość czasu, pieniędzy i wysiłku na rozwój strategii biznesowych, stosunków z pracownikami, klientami i innymi podmiotami oraz dobrej woli na zbudowanie efektywnej organizacji. Potwierdzasz, że Spółka i jej Podmioty stowarzyszone mają uzasadniony interes biznesowy i prawo do ochrony swojej wartości i relacji z pracownikami, klientami i innymi osobami, a także, że Spółka i jej Podmioty stowarzyszone mogą poważnie ucierpieć na skutek utraty lub pogorszenia relacji z pracownikami, klientami i innymi osobami. Ponadto potwierdzasz, że Spółka i jej Podmioty stowarzyszone mają prawo do ochrony i zachowania wartości Spółki i Podmiotów stowarzyszonych w zakresie dozwolonym przez prawo. (2) W świetle powyższych potwierdzeń zgadzasz się, że zobowiązania zawarte w niniejszej Umowie są rozsądne i uzasadnione dla celów odpowiedniej ochrony interesów i wartości firmy Spółki i jej Podmiotów stowarzyszonych. Ponadto potwierdzasz, że chociaż przestrzeganie zobowiązań zawartych w niniejszej Umowie może uniemożliwić Ci

52 osiąganie dochodów z pracy w przedsiębiorstwie prowadzącym działalność podobną do działalności Spółki i jej Podmiotów stowarzyszonych, to dzięki swojemu doświadczeniu i umiejętnościom masz inne możliwości osiągania dochodów oraz odpowiednie środki wsparcia dla siebie i osób pozostających na Twoim utrzymaniu. (3) W świetle potwierdzeń zawartych w niniejszym punkcie 2.15, zobowiązujesz się nie kwestionować ani nie podważać zasadności, ważności ani wykonalności jakichkolwiek ograniczeń i zobowiązań zawartych w niniejszym punkcie 2.15. **** Czekamy na Twój ciągły wkład w rozwój Spółki. Proszę potwierdzić otrzymanie Programu i przyznanego Prawa. Z poważaniem, /s/ Patrick Lockwood-Taylor Patrick Lockwood-Taylor Chief Executive Officer and President

53 APPENDIX PERRIGO COMPANY PLC Additional Terms and Provisions to Restricted Stock Unit Award Agreement (Performance-Based) Terms and Conditions This Appendix (the “Appendix”) includes additional terms and conditions that govern the restricted stock units (Performance-Based) (“PSUs” or “Award”) granted to you under the Plan if you reside in one of the countries listed below. Certain capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement. The Award will not create any entitlement to receive any similar benefit in the future. Notifications This Appendix also includes country-specific information of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you do not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the PSUs and Ordinary Shares are issued to you or the shares issued upon vesting of the PSUs are sold. In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your particular situation. Finally, please note that if you are a citizen or resident of a country other than the country in which you are currently working, or transfers employment after grant, the information contained in the Appendix may not be applicable. Conditions et dispositions supplémentaires à l’

54 Accord relatif à l’attribution d’unités d’action avec restrictions (rémunération fondée sur les performances) Conditions Le présent Appendice (l’« Appendice ») comprend des conditions complémentaires régissant les Unités d’action avec restrictions (rémunération fondée sur les performances) (« UARP » ou « Prime ») qui vous sont attribuées en vertu du Plan si vous résidez dans l’un des pays repris ci- dessous. Certains termes commençant par une lettre majuscule utilisés dans le présent Accord mais qui n’y sont pas définis ont le sens qui leur est attribué dans le Plan ou l’Accord. La Prime n’instaure aucun droit à recevoir des avantages similaires à l’avenir. Notifications Le présent Appendice comprend également des informations spécifiques aux pays dont vous devez avoir connaissance eu égard à votre participation au Plan. Les informations se fondent sur les lois relatives aux valeurs mobilières, au contrôle des échanges et autres en vigueur dans les pays respectifs en janvier 2023. Souvent complexes, ces lois font l’objet de modifications fréquentes. Par conséquent, la Société vous recommande vivement de ne pas considérer les renseignements repris aux présentes comme l’unique source d’information relative aux conséquences de votre participation au Plan, car ces renseignements peuvent être obsolètes au moment de la dévolution des UARP ou de l’émission des Actions ordinaires pour votre compte, ou de la vente des actions émises lors de la dévolution des UARP. Par ailleurs, ces informations sont d’ordre général et peuvent ne pas s’appliquer à votre situation particulière. De plus, la Société n’est pas en mesure de vous garantir un quelconque résultat particulier. Par conséquent, il vous est conseillé de demander des conseils professionnels appropriés quant à la manière dont les lois de votre pays en la matière peuvent s’appliquer à votre situation particulière. Enfin, veuillez noter que si vous êtes citoyen ou résident d’un pays autre que celui dans lequel vous travaillez actuellement ou si votre emploi est transféré après l’octroi, les informations figurant dans l’Appendice peuvent ne pas appliquer. Extra voorwaarden en voorzieningen bij de Overeenkomst over voorwaardelijk toegekende aandelen (op basis van prestaties) Algemene voorwaarden Deze Bijlage (de 'Bijlage') omvat extra algemene voorwaarden voor de voorwaardelijk toegekende aandelen (op basis van prestaties) ('PSU's' of 'Award') die u volgens het Plan zijn toegekend als u in een van onderstaande landen woont. Bepaalde termen in hoofdletters die in deze Bijlage werden gebruikt maar niet gedefinieerd, hebben de betekenis die in het Plan en/of de Overeenkomst is vermeld. De Award creëert geen recht om een soortgelijk voordeel in de toekomst te krijgen. Meldingen

55 Deze Bijlage bevat ook landenspecifieke informatie waarvan u op de hoogte moet zijn met betrekking tot uw deelname aan het Plan. De informatie is gebaseerd op de effecten-, wisselcontrole- en andere wetten die in de respectieve landen sinds januari 2023 van kracht zijn. Zulke wetten zijn vaak complex en worden regelmatig aangepast. Daarom raadt het Bedrijf u ten sterkste aan de informatie hierin niet te gebruiken als enige bron van informatie over de gevolgen van uw deelname aan het Plan, omdat de informatie verouderd kan zijn op het ogenblik dat uw toezegging in de PSU's en de Gewone aandelen u worden uitgekeerd of wanneer de bij de toezegging van de PSU's uitgegeven aandelen worden verkocht. Ook is de informatie algemeen van aard en mag u ze niet toepassen op uw specifieke situatie. Het Bedrijf bevindt zich evenmin in een positie om u een specifiek resultaat te verzekeren. We raden u dan ook aan om professioneel advies te vragen over hoe de relevante wetten in uw land van toepassing kunnen zijn op uw specifieke situatie. Ten slotte, merk op dat als u een burger of inwoner bent van een ander land dan het land waarin u op dit moment werkt, of uw tewerkstelling na de toekenning verhuist, de informatie in de Bijlage mogelijk niet van toepassing is. Dodatkowe warunki i postanowienia Umowy przyznania jednostek akcyjnych o ograniczonych prawach (w oparciu o wyniki) Warunki Niniejszy Załącznik („Załącznik”) zawiera dodatkowe warunki, które regulują jednostki akcyjne o ograniczonych prawach („PSU” lub „Prawo”) przyznaną w ramach Programu, jeśli mieszkasz w jednym z wymienionych poniżej krajów. Określone terminy pisane wielką literą, które nie zostały zdefiniowane w niniejszym Załączniku, mają znaczenie określone w Programie i/lub Umowie. Prawo nie uprawnia do uzyskiwania podobnych korzyści w przyszłości. Powiadomienia Niniejszy Załącznik zawiera również informacje dotyczące poszczególnych krajów, o których powinieneś(-as) wiedzieć w związku z uczestnictwem w Programie. Informacje oparte są na papierach wartościowych, kontroli dewizowej i innych przepisach obowiązujących w odpowiednich krajach od stycznia 2023 r. Takie przepisy prawa są często skomplikowane i często się zmieniają. W związku z tym Spółka zdecydowanie zaleca, aby nie polegać na informacjach wymienionych w niniejszym dokumencie jako jedynym źródle informacji związanych z konsekwencjami uczestnictwa w Programie, gdyż informacje te mogą być nieaktualne w momencie nabycia lub wykonywania PSU, a Akcje Zwykłe są Ci wydawane lub w przypadku sprzedaży PSU nabytych w ramach Programu. Ponadto informacje mają charakter ogólny i mogą nie mieć zastosowania do konkretnej sytuacji, a Spółka nie jest w stanie zapewnić Ci żadnego konkretnego rezultatu. W związku z tym zaleca się zasięgnięcie odpowiedniej profesjonalnej porady dotyczącej tego, w jaki sposób odpowiednie przepisy w Twoim kraju mogą mieć zastosowanie do konkretnej sytuacji. Wreszcie należy pamiętać, że jeśli jesteś obywatelem/obywatelką lub rezydentem/rezydentką kraju innego niż kraj,

56 w którym obecnie pracujesz lub przenosisz się do nowego miejsca po przyznaniu, informacje zawarte w Załączniku mogą nie mieć zastosowania. Australia Important Notice Important Notice No financial product advice is provided in this Appendix, this Agreement or the Plan (the Plan Documents) and nothing should be taken to constitute a recommendation or statement of opinion that is intended to influence a person or persons in making a decision to participate in the Plan. The Plan documents do not take into account your objectives, financial situation and needs. You should consider obtaining your own financial product advice from a person who is licensed by the Australian Securities and Investments Commission to give such advice. If you intend to apply to participate in the Plan, you must make your own independent assessment and investigation in relation to your legal and taxation position including seeking professional advice. You must base any decision you may make on such independent assessment, investigation or advice. Offer made without disclosure A copy of the terms of the Plan will be provided to you with this Agreement. Notwithstanding the terms of the Plan, an offer to receive PSUs and participate in the Plan, if received in Australia, is made without disclosure to investors in reliance on the regulatory relief set out in Division 1A of Part 7.12, and for the purposes of section 1100N(b), of the Corporations Act 2001 (Cth). As set out in this Agreement, each PSU represents the right to receive one Ordinary Share subject to the relevant performance goals and performance measures being met, or otherwise waived, in accordance with the Plan and this Agreement. For the avoidance of doubt, a RSU will only be considered earned and able to vest and convert into an Ordinary Share following the assessment of whether the relevant vesting conditions have been met. The PSUs will be issued for nil consideration. You are not required to pay for a PSU or for the subsequent transfer of an Ordinary Share on vesting of that PSU, however your responsibility for any taxes is as set out in the terms of the Plan and this Agreement. Notwithstanding any discretion contained in the Plan, or any provision in this Agreement to the contrary, the number of PSUs granted to you will only be decreased depending on your level of attainment of performance goals against your designated performance measures. If you fully meet your performance goals against the designated performance measures, all of your PSUs will

57 vest. However, if you only partially meet your performance goals against the designated performance measures, only a partial number of your PSUs will vest. You will be entitled to one Share for each vested PSU. For the avoidance of doubt, there will be no increase to the number of PSUs granted to you on the Grant Date. The Company will not provide you with any loans or financial assistance under the Plan in connection with the offer of the PSUs. No PSUs or Ordinary Shares transferred to you under the Plan will be held on your behalf, by a trustee/nominee. The indicative daily price of the Ordinary Shares on the New York Stock Exchange (NYSE), quoted in US dollars, is available on the Company’s website at http://perrigo.investorroom.com/stock-information. The Ordinary Shares are also quoted on the NASDAQ Stock Market (NASDAQ) (refer to NASDAQ’s website at http://www.nasdaq.com/symbol/prgo). The Australian dollar equivalent of the Ordinary Shares can be determined using prevailing exchange rate published by Thomson Reuters (Prevailing Exchange Rate). Alternatively, the Company will advise you of the price of its Ordinary shares (in equivalent Australian dollars) as soon as possible following receipt of any request for such information. This information may be obtained by you contacting your local Human Resources representative. Before accepting an offer to be granted PSUs, you should satisfy yourself that you have a sufficient understanding of the risks set out below and should consider if the PSUs are a suitable investment for you, having regard to your own investment objectives, financial circumstances and taxation position: (a) the vesting conditions for your PSUs may not be satisfied for reasons beyond the Company’s or your control; (b) you are not permitted to transfer your PSUs unless permitted under this Agreement or the Plan; (c) you will have no voting, dividend, or other stockholder rights in any Shares until you become the registered holder of those Shares. Until you become the registered holder of Shares, you will have only the rights of an unsecured creditor with respect to those Shares (d) if your PSUs vest and you subsequently receive Ordinary Shares: (i) the value of those shares may rise and fall according to investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation; and (ii) there is no guarantee that an active trading market for the shares will exist or that the price of the shares will increase. There may be relatively few potential buyers or sellers of the shares on the NYSE, NASDAQ, TASE or any other applicable market at any time and this may

58 increase the volatility of the market price of the shares. It may also affect the prevailing market price at which you may be able to sell your shares; (e) there may be taxation implications arising for you in participating under this Agreement and in the Plan. The tax consequences of participating in the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. The tax regime applying to you may change. Please note that the above risks are only general risks of acquiring and holding PSUs under the Plan. It does not purport to list every risk that may be associated with the Plan now or in the future. Finally, if at the time of vesting, the Company determines that it is not legal under Australian securities laws to issue shares, the outstanding PSUs will be cancelled, and no shares will be issued to you nor will any benefits in lieu of shares be paid to you. Exchange Control Information Exchange control reporting mandates disclosure of payments equal to or exceeding AUD10,000 made to a foreign individual or entity. This reporting is generally done automatically by the financial institution making the transfer. Austria Notifications Exchange Control Information. If you hold Ordinary Shares outside of Austria, you must submit a report to the Austrian National Bank. An exemption applies if the value of the shares as of any given quarter is less than €5,000,000 (when converted to Euros if applicable). If the threshold is met or exceeded, quarterly reporting obligations exist If quarterly obligations apply, the reporting date is the end of each quarter and the deadline for filing the report is the 15th of the month following the end of the quarter. When shares are sold, there may be exchange control obligations if the cash received is held in a bank account outside Austria. If the volume of all your accounts abroad exceeds €10,000,000 (when converted to Euros if applicable), the balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month. Belgium Notifications Foreign Asset/Account Reporting Information. You are required to report any security or bank accounts (including brokerage accounts) you maintain outside of Belgium on your annual tax return. In a separate report, you are required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in

59 which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Stock Exchange Tax. A stock exchange tax could apply for Belgian tax residents transacting through a non-Belgium broker once the shares are sold. It is recommended that you consult with your personal tax advisor with respect to your requirements. Notifications Communication d’informations relatives aux actifs ou comptes étrangers. Vous êtes tenu de déclarer, dans votre déclaration fiscale annuelle, tout compte-titres ou compte en banque (y compris les comptes de courtage) que vous détenez en dehors de la Belgique. Dans une déclaration distincte, vous êtes tenu de communiquer à la Banque Nationale de Belgique certains détails concernant les comptes étrangers (notamment le numéro de compte, le nom de la banque et le pays où le compte a été ouvert). Cette déclaration ainsi que toutes les informations indiquant comment la remplir sont disponibles sur le site web de la Banque Nationale de Belgique (www.nbb.be) à la section « Centrales des crédits/Kredietcentrales ». Taxe sur les opérations de bourse. Une taxe sur les opérations de bourse peut s’appliquer aux résidents fiscaux belges effectuant des transactions via un courtier non belge lors de la vente des actions. Il est recommandé de consulter votre conseiller fiscal personnel concernant vos obligations. Meldingen Informatie over buitenlands vermogen/rekeningrapportering. U moet alle garantie- of bankrekeningen (inclusief beleggingsrekeningen) die u buiten België bezit, vermelden op uw jaarlijkse belastingsbrief. In een afzonderlijk overzicht moet u de Nationale Bank van België informatie geven over zulke buitenlandse rekeningen (inclusief het rekeningnummer, de naam van de bank en het land waarin zulke rekening is geopend). Dit overzicht, evenals extra informatie over hoe u het moet opstellen, vindt u op de website van de Nationale Bank van België, www.nbb.be, onder de titel Kredietcentrales. Taks op beursverrichtingen. Een taks op beursverrichtingen kan van toepassing zijn op Belgische fiscale inwoners die transacties uitvoeren via een niet-Belgische makelaar wanneer de aandelen worden verkocht. Het wordt aanbevolen om uw persoonlijke fiscale adviseur te raadplegen met betrekking tot uw verplichtingen. Bermuda Terms and Conditions The Award Agreement is not subject to and has not received approval from the Bermuda Monetary Authority and the Registrar of Companies in Bermuda, and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. The securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

60 Brazil Terms and Conditions Labor Law Acknowledgment. You agree that, for all legal purposes, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to your employment; (ii) the Plan is not a part of the terms and conditions of your employment; and (iii) the income from the PSUs, if any, is not part of your remuneration from employment. Notifications Compliance with Law. By accepting the PSUs, you agree to comply with Brazilian law when the PSUs vest and the shares are sold. You also agree to report and pay any and all taxes associated with the vesting of the PSUs, the sale of the PSUs acquired pursuant to the Plan, and the receipt of any dividends. Exchange Control Information. If you are a resident or domiciled in Brazil and hold assets and rights outside Brazil with an aggregate value exceeding US$100,000, you will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights. Assets and rights that must be reported include PSUs. Canada Notifications Payout of PSUs in Shares Only. With respect to all Employees residing in Canada, the Company will convert all vested PSUs only into an equivalent number of Shares and the Plan will not provide an option to settle the PSUs in cash. Foreign Asset/Account Reporting Notice. Canadian residents may be required to report foreign property (including Shares) on an annual basis on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time in the year. The grant of PSUs must be reported if the CAD 100,000 cost threshold is exceeded because of other foreign property held. PSUs may be reported at a nil cost. The form must be filed by April 30 of the following year. It is recommended that you consult with your personal tax advisor with respect to your requirements. Tax Information. Withholding will include both federal income tax as well as provincial tax. Terms and Conditions Resale Restrictions. The Ordinary Shares received by Canadian residents pursuant to this Plan will be subject to an indefinite holding period and the resale of the Ordinary Shares will be prohibited, unless certain conditions are met in respect of the Company in accordance with applicable Canadian securities laws or another applicable Canadian prospectus exemption is available.

61 Eligibility of Participants. Notwithstanding the terms of this Agreement or the Plan, no offers of PSUs or Ordinary Shares may be made to you if you are not an employee, executive officer, director or consultant of the Company or a related entity of the Company, in accordance with Section 2.24 of National Instrument 45-106. Employment Law Matters: Notwithstanding the terms of this Agreement or the Plan, the term “Termination Date” shall mean the earliest of: a) Any date specified in this Agreement or the Plan; b) The date on which the Company or any applicable Affiliate delivers to you notice in a form prescribed by the Company that the Company is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment); c) Except in the event of a Separation for Good Reason, the date on which you deliver notice in a form prescribed by the Company to the Company or any applicable Affiliate that you are terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment); d) The date on which you cease to provide services to the Company or any applicable Affiliate, except where you are on an authorized leave of absence; and e) The date on which you cease to be considered an “employee” of the Company or any applicable Affiliate under applicable law. Notwithstanding the terms of this Agreement or the Plan, the definition of “Cause” shall be determined in accordance with applicable laws in the jurisdiction of employment. In accordance with Section 2.13, you consent and agree to the payment of the reimbursements set out therein, including through deductions of the amounts specified in paragraph 2.13 from any wages owed by the Company to the employee. The provisions set out in Section 2.15(a) do not apply to employees in the province of Ontario other than executive employees who are exempted from XV.1 of the Ontario Employment Standards Act, 2000. Czech Republic Terms and Conditions Consent to Receive Documents in English. By accepting the Award, you confirm that you have read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.

62 Přijetím tohoto Oznámení potvrzujete, že jste přečetl a porozuměl jste Podmínkám plánu (“Plan”) a Smlouvě (“Agreement”), které Vám byly poskytnuty v anglickém jazyce. Zároveň prohlašujete, že souhlasíte s podmínkami uvedenými v těchto dokumentech. Applicable Law Nothing in the Agreement shall prejudice any rights you may have under mandatory provisions of Czech law. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United States District Court for the Western District of Michigan, and in any appellate court thereof or before the competent court of the Participant or the Company within the meaning of Regulation (EU) No 1215/2012 of the European Parliament and of the Council of 12 December 2012 on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters, and Czech Act No. 99/1963 Coll., on the Code of Civil Procedure. Data Privacy All personal information will be processed in accordance with Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 (General Data Protection Regulation) and applicable Czech legal regulations on the protection of personal data. Changes to the Agreement Sections 2.14 (a) (10), 2.15 (a), (b) and (e) (3) shall not apply. Notifications Restriction on cash payments. Under Czech Act No. 254/2004 Coll., on Cash Payments, as amended, it is prohibited to receive or provide payments in cash exceeding the amount of CZK 270.000 within one day. Payments exceeding this amount must be executed cashless. This restriction relates to payments from one contracting party to one other contracting party. Thus, it is not a restriction on the sum of all payments made by one individual or entity within one day. Nevertheless, since the restriction on cash payments may be subject to a change (especially a lower threshold might be set), we recommend consulting your personal legal advisor prior to receiving or providing a larger amount of cash payments. Denmark Tax Reporting Information. You may have to report your foreign broker accounts and shares held in a foreign bank or broker to the Danish tax administration. It is recommended that you consult with your personal tax advisor with respect to your requirements.

63 Terms and Conditions The Agreement will under no circumstances entail that your relationship with the contracting company can be considered as an employment. Thus, any references to you as an employee or to the relationship as an employment, shall be construed as an reference to you as an independent contractor and a contractor relationship. The Danish Contract Act (in Danish: aftaleloven) and Danish case law regulate the terms of the Award Agreement. Below, it is outlined when the Danish Contract Act, Danish case law and other applicable legislation deviate from terms stated in the Award Agreement: Section 1.3, subsection d, litra 2 (i and ii) in the Award Agreement is amended to the following: “(2) “Termination without Cause” means the involuntary termination of your contractual relationship by the Company without any Cause.” Regardless of section 2.3 in the Award Agreement, vested and acquired shares do not lapse as a consequence of your Termination Date for reasons of Cause. In addition to section 2.10, subsection b, all personal information will be managed in accordance with the European Data Protection Regulation (in Danish: databeskyttelsesforordningen) and the Danish Data Protection Act (in Danish: personbeskyttelsesloven). Section 2.15, subsection a – d in the Award Agreement is void and unenforceable in Denmark and instead the following is agreed: 2.15 NON-COMPETITION AND NON-SOLICITATION 2.15.1. You will be covered by this non-competition and non-solicitation clause for 6 months after the effective date of termination. 2.15.2. In this period, you are entitled to – only with the prior written consent of the affiliate employing or retaining you (the “Affiliate”) – be engaged or financially interested, directly or indirectly, in any business which develops and/or distributes products or services that compete or may compete with the Affiliate or any group companies’ products and/or services or in any other business competing with the Affiliate or any group companies in any other way. This restriction includes any interest whatsoever by way of, for example, employment, ownership in full or in part, membership of a board, consultancy services and the like in Denmark and abroad. 2.15.3. During 6 months after the effective date of termination, you are only with the prior written consent of the Affiliate entitled to be in contact with or have business relations, directly or indirectly, with customers, suppliers or cooperation partners, etc., with whom you have had business relations within the last 12 months prior to the termination. In connection with the termination, the Affiliate will prepare a list of the customers, suppliers and cooperation partners covered by the restriction in

64 this clause. In this connection, you must loyally contribute to the drafting of a thorough list covering all customers, suppliers and/or cooperation partners with whom you have had business relations within the last 12 months prior to the termination. Your deliberate failure to contribute loyally to this list will be considered a material breach of the contract and the Award Agreement. 2.15.4. The effective date of termination is to be construed as the date on which you may be ordered or entitled to cease work after the expiry of the notice period, notwithstanding whether you actually end your work with the contracting company at an earlier date. 2.15.5. The non-competition part of this clause will cease to apply, if the Affiliate gives notice of termination to you without you having reasonably caused the termination. The non-competition part of this clause will also cease to apply, if you cease work from the Affiliate for reasonable cause due to the contracting company’s failure to fulfil its obligations, cf. section 11 (1) in the Danish Act on Employment Clauses (in Danish: ansættelsesklausulloven). In both situations, the non-solicitation part of this clause will be maintained. 2.15.6. The Affiliate may terminate the clause with one month's notice to expire at the end of a month. 2.15.7. In the event of your breach of the clause, the Affiliate will be entitled to a penalty of between three and six months' fee for any one breach of the clause and compensation for any additional loss. In the event of a persistent breach of the clause, each month or part of a month is deemed to constitute an independent breach entitling the Affiliate to a new, independently agreed penalty. Any payment of the agreed penalty shall not lead to the discontinuance of your obligation to comply with the clause. The Affiliate may also seek to restrain any breach of the clause through the issue of an injunction. 2.15.8. This clause may be invoked by the Affiliate from the date on which you have been contracted with the contracting company for six months. Estonia No country specific provisions. Finland Notifications Tax Reporting Information. If you hold Ordinary Shares acquired under the Plan, you are generally required to include those Ordinary Shares as assets in your individual tax return. France Terms and Conditions Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly.

65 En acceptant cette attribution gratuite d'actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause. Notifications Tax Reporting Information. If you hold Ordinary Shares outside of France or maintain a foreign bank account, you are required to report such to the French tax authorities when you file your annual tax return. Tax Information. The PSUs are not intended to qualify as a French tax qualified performance restricted stock units under French tax law. Foreign Asset/Account Reporting Information. If you are a French resident and hold cash or Ordinary Shares outside of France, you must declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) on an annual basis on a special form, No. 3916, together with your income tax return. Renseignements relatifs aux comptes et avoirs étrangers. Si vous êtes résident français et que vous détenez des liquidités ou des Actions ordinaires en dehors de la France, vous êtes tenu de déclarer chaque année, en même temps que votre déclaration de revenus, les références de vos comptes bancaires et comptes-titres étrangers (y compris les comptes qui ont été ouverts ou fermés pendant l’exercice fiscal) par le biais d’un formulaire spécifiquement prévu à cet effet, le formulaire No 3916. Germany Notifications Exchange Control Information. Cross-border payments related to securities transactions in excess of €50,000 must be reported by the seventh working day of the month following the respective payment to the German Central Bank (Bundesbank). If you use a German bank to transfer a cross-border payment related to securities transactions in excess of €50,000 (e.g. in connection with the sale of shares acquired under the Plan), the bank will make the report for you. In addition, you must report any cross-border shareholdings in companies if the share in the capital or the voting rights amount(s) to 10% or more and the investment object exceeds a balance sheet total of €6,000,000 (by the last working day of the sixth calendar month following December 31). Tax Reporting Information. In case of an acquisition of shares in foreign companies with an overall investment amount of more than €150,000 (or in case of an acquisition of 10% or more of the shares in a foreign company), you should consult with your tax advisor whether the investment would have to be reported to your tax office. (Direct and indirect acquisitions of shares in a company have to be added for the purpose of calculating the amounts above.) Greece

66 Notifications Exchange Control Information. Pursuant to your Award, if you withdraw funds of €15,000 or more from a bank in Greece and remit those funds out of Greece, you may be required to submit certain documentation/ information to the Greek bank to ensure that the transfer is not in violation of Greek anti-money laundering rules. Hungary No country specific provisions. India Notifications Exchange Control Notification. You understand that you must repatriate any proceeds from the sale of shares acquired under the Plan to India and convert the proceeds into local currency within 180 days of receipt assuming share holding is less than 10% of the company's share capital or as prescribed under applicable Indian exchange control laws as may be amended from time to time. You will receive a foreign inward remittance certificate ("FIRC") from the bank where you deposit the foreign currency. You should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation. Tax Information. The amount subject to tax on receipt of the shares will partially be dependent upon a valuation that the Company or your employer will obtain from a Merchant Banker in India. Neither the Company nor your employer has any responsibility or obligation to obtain the most favorable valuation possible, nor obtain valuations more frequently than required under Indian tax law. Foreign Asset/Account Reporting Information. You are required to declare in the applicable schedules of your annual tax return (a) any foreign assets held by you (e.g., Ordinary Shares acquired under the Plan and, possibly, the Award), (b) any foreign bank accounts for which you have signing authority and (c) any foreign custodian accounts. Ireland Notifications Director Notification Obligation. If you are a director, shadow director or secretary of the Company's Irish Subsidiary or Affiliate, you must notify the Irish Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest exceeding 1% of the Company (e.g., PSUs, shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary). Terms and Conditions

67 Israel Type of Grant □ Capital Gain Award (“CGA”) □ Ordinary Income Award (“OIA”) □ 3(i) Award □ Unapproved 102 Award Terms and Conditions Settlement of PSUs. Notwithstanding anything to the contrary in this Agreement, if the PSUs granted hereunder are 102 Awards, the PSUs shall be settled in Ordinary Shares only. Trust. All Approved 102 Awards shall be held in trust by a trustee designated by the Company ("Trustee") or shall be supervised by the Trustee in accordance with the instructions set forth by the Israeli Tax Authority (“ITA”), for the requisite lockup period prescribed by the Ordinance and the regulations promulgated thereunder, or such other period as may be required by the ITA, during which period Awards or Ordinary Shares issued thereunder, and all rights resulting from them, including bonus shares, must be held or supervised by the Trustee in accordance with the instructions set forth by the ITA. The Trustee shall not release any Approved 102 Awards, Ordinary Shares issued upon the exercise of any Approved 102 Awards, or any rights, including bonus shares, resulting from such Approved 102 Awards or Ordinary Shares, prior to the full payment of your tax liability. The Trustee or the Israeli Affiliate shall withhold any applicable taxes in accordance with Section 102 or any applicable tax ruling obtained by the Company. Without derogating from the foregoing, if your PSUs do not qualify as Approved 102 Awards the Company may still at its sole discretion deposit your PSUs in trust to ensure that taxes are properly withheld. You hereby release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation to any PSUs or Ordinary Shares issued to you thereunder. Tax. Without derogating from Section 2.7(b) above, you hereby agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for all such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. Compliance with Law. By accepting the PSUs, you agree to comply with the provisions of Section 102 and the regulations and rules promulgated thereunder or any tax ruling to be obtained by the Company in connection with your PSUs. Italy Terms and Conditions Notifications

68 Tax/Exchange Control Information. You are required to report on your annual tax return: (a) any foreign investments or investments (including the Ordinary Shares issued at vesting of the PSUs, cash or proceeds from the sale of Ordinary Shares acquired under the Plan) held outside of Italy, if the investment may give rise to income in Italy (this will include reporting the Ordinary Shares issued at vesting of the PSUs if the fair market value of such Ordinary Shares combined with other foreign assets); and (b) any changes during the financial year which have had an impact during the calendar year on your foreign investments or investments held outside of Italy. You should calculate the IVAFE (Tax on Foreign Financial Products) due on the shareholding. Where the asset is held for part of the year, the tax should be pro-rated. You are exempt from these formalities if the investments are made through an authorized broker resident in Italy, as the broker will comply with the reporting obligation on your behalf. Kazakhstan Notifications Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to report the acquisition of shares of a foreign company to the National Bank of Kazakhstan. Latvia No country specific provisions. Lithuania No country specific provisions. Luxembourg Notifications Exchange Control Information. You are required to report any inward remittances of funds to the Banque Central de Luxembourg and/or the Service Central de La Statistique et des Etudes Economiques. If a Luxembourg financial institution is involved in the transaction, it generally will fulfill the reporting obligation on your behalf. Mexico Modification. By accepting the PSUs, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of employment. Plan Document Acknowledgment. By accepting the award of the PSUs, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.

69 In addition, by signing the Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in the Agreement, in which the following is clearly described and established: (i) Participation in the Plan does not constitute an acquired right; (ii) The Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) Participation in the Plan is voluntary; and (iv) The Company and any Parent, Subsidiary or Affiliates are not responsible for any decrease in the value of the shares. Labor Law Acknowledgement and Policy Statement. In accepting the PSUs, you expressly recognize the Company is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of Ordinary Shares does not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Perrigo de Mexico S.A. De C.V. (“Perrigo Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Perrigo Mexico, and do not form part of the employment conditions and/or benefits provided by Perrigo Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment. You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you. Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the Employer, the Company and any Parent, Subsidiary or Affiliates with respect to any claim that may arise under the Plan. Spanish Translation Modificaciόn. Al aceptar las Unidades de Acción Restringida de Rendimiento (PSUs, por sus siglas en inglés) usted entiende y esta de acuerdo que cualquier modificación del plan o del acuerdo o su terminación no constituirá un cambio o detrimento de los términos y condiciones de su empleo. Confirmación del Documento del Plan. Al aceptar el otorgamiento de las PSUs, usted reconoce que ha recibido copias y ha revisado dicho acuerdo en su totalidad y que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo. Adicionalmente, al firmar el acuerdo, usted reconoce que ha leído, y aprobado de manera específica y expresa los términos y condiciones en el acuerdo en el que se describe y establece claramente los siguiente: (i) La participación en el Plan no constituye un derecho adquirido;

70 (ii) El plan y la participación en el mismo, son ofrecidos por la Compañía de manera totalmente discrecional; (iii) La participación en el Plan es voluntaria; y (iv) La Compañía, y cualquier Sociedad controladora, Subsidiaria o Filiales no son responsables por ningún decremento en el valor de las Acciones. Constancia de aceptación de la ley laboral y declaración de la política. Al aceptar las PSUs, usted reconoce expresamente que la Compañía, es la única responsable de la administración del Plan, y que su participación en el Plan y la adquisición de las acciones comunes no constituyen una relación de trabajo entre usted y la Compañía dado que usted participa en el Plan de manera completamente comercial y el único empleador que tiene es Perrigo de México, S.A. de C.V. (« Perrigo de Mexico »). Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que usted pueda obtener de la participación en el Plan, no establecen ningún derecho entre usted y su empleador Perrigo de México y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Perrigo de México y cualquier modificación del Plan o la terminación de éste, no constituyen un cambio o deterioro de los términos y condiciones de su trabajo. Además, usted comprende que su participación en el Plan es el resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o interrumpir la participación de usted en cualquier momento sin ninguna responsabilidad para usted. Finalmente, usted declara que no se reserva ninguna acción o derecho de presentar algún reclamo o demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan, en consecuencia, otorga el más amplio finiquito al Empleador, así como a la Compañía, a su Sociedad controladora, Subsidiaria o Filiales con respecto a cualquier demanda que pudiera originarse en virtud del Plan. Netherlands Notifications Insider-Trading Notification. Dutch insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor. Norway Insider-Trading Notification. Norwegian insider-trading rules prohibit you from effectuating certain transactions involving shares if you have inside information about the Company. If you are uncertain whether the insider-trading rules apply to you, you should consult your personal legal advisor as well as the Company. Exchange Control Information. Cross-border payments in excess of NOK 100,000 must be reported to the Norwegian foreign exchange register (Valutaregisteret). If you use a Norwegian

71 bank to transfer a cross-border payment in excess of NOK 100,00 in connection with the sale of shares acquired under the Plan, the bank will make the report on your behalf. Foreign Asset/Account Reporting Information. In your Norwegian income tax return, each year you are required to report any security, shares or bank accounts (including brokerage accounts and the Company “Account” referenced in section 1.5 of the Agreement) you maintain outside of Norway. The Company “Account” should not be treated as taxable wealth, as long as the right to receive the dividends is conditional, but you must report it. Poland Terms and Conditions Consent to Receive Information in English. By accepting the Award, you confirm having read and understood the Plan and the Agreement, which were provided in the English language. You accept the terms of those documents accordingly. Notifications Exchange Control Information. If you hold foreign securities (including shares pursuant to the Award) and maintain accounts abroad, you may be required to file certain reports with the National Bank of Poland (“NBP”). Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7,000,000 (or equivalent thereof in another currency) at the end of the year, you must file reports on the transactions and balances of the accounts on a quarterly basis by the 26th day of the month following the end of each quarter. In case you are being in regime of a joint marital property, the above threshold shall apply to joint property of the spouses. In addition, if you hold, at the beginning or end of the year, at least 10% of votes in the decision- making body of the entity based abroad (and you are person meeting the previously mentioned criteria), an annual notification, on the official form, must be submitted by you to the NBP by May 31 of the following year. If at the end of the year you did not reach the given threshold but in the next year, at the end of a calendar quarter, you reach the threshold, you are obliged to submit the appropriate form to NBP for this quarter and each of the following quarters of this calendar year (within 26 days from the end of each calendar quarter). Such reports are filed on special forms available on the website of the NBP. The foregoing duties represents personal responsibilities of each shareholder and cannot be fulfilled by any entity on your behalf. Additionally, if you are a Polish citizen and you transfer funds abroad in excess of the PLN equivalent of €15,000, the transfer must be made through an authorized bank, a payment institution or an electronic money institution authorized to render payment services. Furthermore, at the banks’ request, you may be required to inform eligible banks, within the meaning of the Foreign Exchange Act, about all foreign exchange transactions performed through them. You are also required to retain the documents connected with foreign exchange transactions for a

72 period of five years, as measured from the end of the year in which such transaction occurred. Warunki Zgoda na otrzymywanie informacji w języku angielskim. Akceptując Opcję, potwierdzasz przeczytanie i zrozumienie Programu i Umowy, które zostały dostarczone w języku angielskim. W związku z tym akceptujesz warunki tych dokumentów. Powiadomienia Informacje o kontroli dewizowej. Jeśli jesteś w posiadaniu zagranicznych papierów wartościowych (w tym akcji) i posiadasz rachunki za granicą, możesz być zobowiązany(-a) do złożenia określonych sprawozdań w Narodowym Banku Polskim („NBP”. W szczególności, jeśli wartość papierów wartościowych i środków pieniężnych gromadzonych na takich rachunkach zagranicznych przekracza na koniec roku 7 000 000 PLN (lub ekwiwalent tej kwoty w innej walucie), należy co kwartał składać raporty z transakcji i sald rachunków do 26 dnia miesiąca następującego po zakończeniu każdego kwartału. W przypadku pozostawania we wspólności majątkowej z małżonkiem, powyższy próg dotyczy majątku wspólnego małżonków. Ponadto, jeżeli posiadasz na początek lub koniec roku co najmniej 10% głosów w organie stanowiącym podmiotu z siedzibą za granicą (i jesteś osobą spełniającą wyżej wskazane warunki) musisz złożyć w NBP do 31 maja następnego roku dodatkowy raport. Jeśli pod koniec roku nie osiągnąłeś(-aś) określonego progu, ale w następnym roku, pod koniec kwartału kalendarzowego, osiągniesz próg, musisz złożyć odpowiedni formularz do NBP za ten kwartał i każdy z kolejnych kwartałów tego roku kalendarzowego (w ciągu 26 dni od zakończenia każdego kwartału kalendarzowego). Takie raporty są składane w specjalnych formularzach dostępnych na stronie internetowej NBP. Ponadto, jeśli jesteś obywatelem Polski i przekazujesz środki za granicę w wysokości przekraczającej równowartość 15 000 EUR w PLN, przelewu należy dokonać za pośrednictwem upoważnionego banku, instytucji płatniczej lub instytucji pieniądza elektronicznego uprawnionej do świadczenia usług płatniczych. Ponadto na żądanie banków niezbędne może być poinformowanie uprawnionych banków, w rozumieniu ustawy Prawo dewizowe (Foreign Exchange Act), o wszystkich transakcjach walutowych przeprowadzanych za ich pośrednictwem. Jesteś również zobowiązany(-a) do przechowywania dokumentów związanych z transakcjami wymiany walut przez okres pięciu lat, mierzony od końca roku, w którym taka transakcja została wykonana

73 Portugal Terms and Conditions Language Consent. You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Award Agreement. Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Award Agreement em inglês). Romania Notifications Statistical Reporting. According to art. 92 of NBR Reg. 4/2021, if you, as a resident of Romania within the meaning of NBR Reg. 4/2021, acquire more than 10% of the share capital in a foreign company, the acquisition must be reported to the National Bank of Romania (“NBR”) for statistical purposes within 30 calendar days of acquiring the ownership right over the shares of the foreign company. You should consult your personal advisor to determine whether you will be required to submit such documentation to the NBR pursuant to your participation in the Plan. Insider-Trading. Insider-trading rules prohibit you from carrying out certain transactions involving shares if you have inside information about the Company (insider dealing). If you are uncertain whether the insider-trading rules apply to you, including with regard to the fact that the Company is listed on the New York Stock Exchange (NYSE), you should consult your personal legal advisor. Depending on the applicable market abuse legislation, you might be subject to certain restrictions on the freedom to trade the shares that are settled through the RSU award, including any applicable prohibition on insider dealing, market manipulation or the unlawful disclosure of inside information. Serbia Terms and Conditions No country specific provisions. Slovakia Foreign Asset Reporting. You may have a foreign asset reporting obligation if you are considered providing independent professional services “podnikatel”. You should consult with a personal tax advisor to understand your filing obligations.

74 No country specific provisions. Slovenia No country specific provisions. South Africa Terms and Conditions Tax Information. By accepting the PSUs, you agree that, immediately upon vesting of the PSUs, you may need to notify your employer of the amount of any gain realized. If you fail to advise your employer of the gain realized upon vesting, you may be liable for a fine. You will be solely responsible for paying any difference between the actual tax liability and the amount withheld by your employer. It is recommended that you consult with your personal tax advisor with respect to your requirements. Notifications Exchange Control Information. Because no transfer of funds from South Africa is required under the PSUs, no filing or reporting requirements should apply when the award is granted nor when Ordinary Shares are issued upon vesting of the PSUs. However, because the exchange control regulations are subject to change, you should consult your personal advisor prior to vesting and settlement of the award to ensure compliance with current regulations. Spain Terms and Conditions No Entitlement for Claims or Compensation. By accepting the award of PSUs, you consent to participation in the Plan, and acknowledge that you have received a copy of the Plan document. You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to make awards of PSUs under the Plan to individuals who may be employees, consultants and directors throughout the world. The decision is limited and entered into based upon the express assumption and condition that any PSUs will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate, including your employer, on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, you understand that the Award is given on the assumption and condition that the PSUs shall not become part of any employment contract (whether with the Company or any Parent, Subsidiary or Affiliate, including your employer) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Furthermore, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from the award, which is gratuitous and discretionary, since the future value of the PSUs and the underlying shares is unknown and unpredictable. You also understand that this Award would not be made but for the assumptions and conditions set forth hereinabove; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or any of the conditions not be met for any reason, the Award, the PSUs and any right to the underlying shares shall be null and void.

75 You understand and agree that, as a condition of the grant of the PSUs, your termination of service for any reason other than death or disability (including for the reasons listed below) will automatically result in the cancellation and loss of any PSUs that may have been granted to you and that were not or did not become vested on the date of termination of service. In particular, you understand and agree that, unless otherwise expressly provided by the Company in this Agreement, the PSUs will be cancelled without entitlement to the Shares or to any amount as indemnification if you terminate service by reason of, but not limited to, the following: resignation; disciplinary dismissal adjudged to be with cause; disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a "despido improcedente"); individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause; material modification of the terms of employment under Article 41 of the Workers’ Statute; relocation under Article 40 of the Workers’ Statute; Article 50 of the Workers’ Statute; unilateral withdrawal by your employer; and under Article 10.3 of Royal Decree 1382/1985. Notifications Exchange Control Information. You must declare the acquisition, ownership and disposition of stock in a foreign company (including Ordinary Shares acquired under the Plan) to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness, for statistical purposes. Generally, the declaration must be made in January for Ordinary Shares acquired or sold during (or owned as of December 31 of) the prior year; however, this obligation only applies in the cases in which you hold 10% or more of the share capital of the Company or 10% or more of the voting rights of the Company. Additionally, you may be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Ordinary Shares) and any transactions with non-Spanish residents (including any payments of cash or shares made to you by the Company) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceeds €1,000,000. Generally, you will only be required to report on an annual basis (by January 20 of each year). Note that if the value is less than €1,000,000, there is only an obligation to declare this information to the Bank of Spain upon request from the Bank of Spain, in which case the deadline is two months since the request is received. When receiving foreign currency payments derived from the ownership of Ordinary Shares (i.e., dividends or sale proceeds), you must inform the financial institution receiving the payment of the basis upon which such payment is made. Should amounts exceed €12,500, you will need to provide the following information to the Spanish Registered Entity: (i) your name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required. Exceptions to this rule are when you move funds through a Spanish resident bank account opened abroad, or when collections and payments are carried out in cash. These exceptions, however, are subject to their own reporting requirements.

76 Foreign Asset Reporting Requirements. If you hold assets or rights outside of Spain (including shares acquired under the Plan), you may have to file an informational tax report, Form 720, with the tax authorities declaring such ownership by March 31st of the following year. Generally, there is no obligation to file Form 720 if the total value of the following does not exceed Euro 50,000: • the securities, shares, rights and participations held by you, on December 31 or at any time throughout the year, in any kind of entities or in investment funds located outside Spain; • any transfer of own capital to third parties located abroad; and • life and disability insurances in which the individual was policy holder on December 31st. Please note that if an asset is jointly owned, the value is not prorated. Please also note that the application of the rules in respect of valuation of assets and transfers during the year should be carefully analyzed. If the limit of Euro 50,000 euros is exceeded for this described group of assets, all the elements of this group must be reported. For those taxpayers who have filed Form 720 in previous years, they will only be obliged to file it again: (a) When the aggregated value of the assets included in the mentioned group (shares/insurances) had increased in an amount higher than Euro 20,000 regarding the informative return filed in a previous year. (b) When the individual’s condition (owner, co-owner, co-titleholder or co-authorized) had changed or was extinguished during the year, before 31st December, with regard to any of the assets. Please note that the thresholds for annual filing requirements may change each year. Therefore, you should consult your personal advisor regarding whether you will be required to file an informational tax report for asset and rights that you hold abroad. Other tax obligations: Tax residents in Spain may also have the obligation to file the Wealth tax return if the value corresponding to their worldwide net wealth exceeds an exempt threshold that will depends on each Autonomous Community. The deadline to file this Wealth return would be from April to June regarding the net assets held on 31 December of the previous year. In addition, since 2023, a new direct tax has been established, the Solidarity tax on Large Fortunes, which is complementary to the Wealth tax and applies to individuals whose net wealth exceeds Euro 3,000,000. In this tax, the amount effectively paid under the Wealth Tax may be credited in order to avoid double taxation. Both tax obligations should be assessed with your personal tax advisor in order to determine whether you are required to file either or both tax returns.

77 Sweden Terms and Conditions The following shall apply in addition to what is set out under section 2.14 of the Award Agreement: Forfeiture of entitlements under the Plan in case of termination shall apply in case of termination of employment regardless of whether such termination of employment may be justified under Swedish employment protection legislation, and regardless of whether such termination may be challenged by you, and regardless of whether such termination is invalidated by verdict or a court order. Tax withholdings. You authorize the Company and/or the Employing Company to withhold or sell shares otherwise distributable to you upon vesting or settlement to satisfy the Company’s payroll tax withholding obligations. Switzerland Notifications Securities Law Information. The PSUs and the issuance of any Ordinary Shares thereunder is not intended to be publicly offered in or from Switzerland. Neither this Award Agreement nor any other materials relating to the Award (1) constitute a prospectus, (2) may be publicly distributed nor otherwise made publicly available in Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)). Tax Information. If you are obliged to submit an ordinary annual tax return in Switzerland, you are required to file a salary certificate with the Swiss tax authorities together with your Swiss tax return. The Company or the Affiliate employing you is obliged to prepare a specific attachment regarding the PSUs to this salary certificate. Before Settlement, for wealth tax purposes, the number of PSUs should be declared with p.m (zero value) in the asset statement of the tax return. After Settlement the total number of Ordinary Shares received are subject to wealth tax at the end of the calendar year and must be declared in your Swiss tax return. Turkey Notifications Securities Law Information. Under Turkish law, you are not permitted to sell Ordinary Shares acquired under the Plan in Turkey. The Ordinary Shares are currently traded on the Nasdaq Global Select Market, which is located outside of Turkey, under the ticker symbol “PRGO” and the Ordinary Shares may be sold through this exchange. Ukraine Notifications

78 Exchange Control Information. Exchange control rules change frequently and you should consult your personal advisor to determine whether you are required to obtain a license for obtaining shares of a foreign company from the National Bank of Ukraine (NBU). Terms and Conditions The Award will be outside the scope of your employment or service contract (if any) and as such will not constitute a part of your compensation package under the respective employment or service contract. United Kingdom Terms and Conditions Income Tax and National Insurance Contribution Withholding. The following provision supplements the terms in the Agreement: If payment or withholding of the income tax due in connection with the PSUs is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 occurred (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by you to your employer, effective as of the Due Date. You agree that the loan will bear interest at the then-current official rate of His Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your employer may recover it at any time thereafter by any of the means referred to in Section 2.7 of the Agreement. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), you will not be eligible for a loan from the Company or your employer to cover the income tax liability. In the event that you are a director or executive officer and the income tax is not collected from or paid by the Due Date, the amount of any uncollected income tax will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You will be responsible for reporting any income tax for reimbursing the Company or your employer the value of any employee NICs due on this additional benefit. Notifications * * * * *